Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

INDEPENDENT AUDITOR’S REPORT

To Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements related to the general account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2017, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations; the same shall apply hereinafter).

President’s Responsibility for the Financial Statements

The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s general account as of March 31, 2017, and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC

June 2, 2017

(June 29, 2017 as to Note “Significant subsequent events”)

Balance Sheet

(as of March 31, 2017)

General Account

				(Unit: Yen)
Assets
I. Current Assets
Cash and deposits		86,547,359,250
Securities		98,000,000,000
Inventories
Stored goods	491,515,955	491,515,955

Advance payments		22,793,139,404
Prepaid expenses		386,014,938
Accrued income		530,883
Accounts receivable		2,576,204,673
Short-term loans for development projects	30,317,000
Allowance for loan losses	(619,885)	29,697,115

Short-term loans for emigration projects	1,161,112
Allowance for loan losses	(167,701)	993,411

Short-term installments receivable on settlement projects		42,862
Suspense payments		23,614,408
Advance paid		5,728,685

Total current assets			210,854,841,584

II. Non-current assets
1 Tangible assets
Buildings	41,621,935,288
Accumulated depreciation	(17,129,916,749)	24,492,018,539

Structures	1,620,581,392
Accumulated depreciation	(1,037,771,702)	582,809,690

Machinery and equipment	174,211,830
Accumulated depreciation	(113,118,175)	61,093,655

Vehicles	2,030,930,984
Accumulated depreciation	(1,177,251,699)	853,679,285

Tools, furniture, and fixtures	2,320,412,634
Accumulated depreciation	(1,411,976,382)	908,436,252

Land	14,398,036,458
Accumulated impairment loss	(8,710,639)	14,389,325,819

Construction in progress		155,283,975

Total tangible assets		41,442,647,215
2 Intangible assets
Trademark right		1,818,077
Telephone subscription right		1,786,900
Software		145,417,505
Software in progress		454,850,046

Total intangible assets		603,872,528
3 Investments and other assets
Long-term deposits		90,000,000
Long-term loans for development projects	312,300,000
Allowance for loan losses	(128,454,490)	183,845,510

Long-term loans for emigration projects	30,633,064
Allowance for loan losses	(27,090,610)	3,542,454

Long-term installments receivable on settlement projects	281,512
Allowance for loan losses	(281,512)	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	479,237,037
Allowance for loan losses	(479,237,037)	0

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	620,851
Allowance for loan losses	(620,851)	0

Long-term prepaid expenses		205,968,363
Long-term guarantee deposits		1,570,965,696

Total investment and other assets		2,054,322,023

Total non-current assets			44,100,841,766

Total assets				254,955,683,350

Balance Sheet (Continued)

(as of March 31, 2017)

				(Unit: Yen)
Liabilities
I. Current liabilities
Funds for grant aid		145,895,103,303
Donations received		409,760,192
Accounts payable		16,855,398,956
Accrued expenses		237,632,593
Lease obligations		113,471,018
Advance payments received		1,645,976
Deposits received		621,859,796
Unearned revenue		47,242

Total current liabilities			164,134,919,076

II. Non-current liabilities
Contra-accounts for assets
Contra-accounts for assets funded by operational grants	4,052,889,655	4,052,889,655

Long-term lease obligations		72,396,867
Long-term deposits received		115,267,429
Assets retirement obligations		276,125,850

Total non-current liabilities			4,516,679,801

Total liabilities				168,651,598,877

Net assets
I. Capital
Government investment		62,452,442,661

Total capital			62,452,442,661

II. Capital surplus
Capital surplus		(880,390,620)
Accumulated depreciation not included in expenses		(18,159,591,791)
Accumulated impairment loss not included in expenses		(10,201,839)
Accumulated interest expenses not included in expenses		(7,189,037)

Total capital surplus			(19,057,373,287)

III. Retained earnings
Reserve fund carried over from the previous Mid-term Objective period		1,275,765,107
Reserve fund		5,014,447,023
Unappropriated income for the current business year		36,618,802,969

[Total income for the current business year]		[36,618,802,969]
Total retained earnings			42,909,015,099

Total net assets				86,304,084,473

Total liabilities and net assets				254,955,683,350

Statement of Income

(April 1, 2016–March 31, 2017)

General Account

	(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for technical cooperation projects	80,680,879,609
Expenses for grant aid (operation support)	306,662,973
Expenses for public participation-based cooperation	15,776,368,070
Expenses for emigration projects	360,261,588
Expenses for disaster relief activities	600,474,741
Expenses for training and securing the personnel	1,476,575,107
Expenses for assistance promotion	22,118,410,699
Expenses for related to operation	7,069,769,946
Expenses for operation support	28,996,345,250
Expenses for grant aid	79,245,955,630
Expenses for facilities	9,351,720
Expenses for contracted programs	254,656,876
Expenses for donation projects	16,856,587
Depreciation	488,916,671	237,401,485,467

General administrative expenses		9,451,497,201
Financial expenses
Foreign exchange losses	90,309,286	90,309,286

Miscellaneous loss		2,348,975

Total ordinary expenses			246,945,640,929
Ordinary revenues
Revenues from operational grants		175,833,700,975
Revenues from grant aid		79,245,955,630
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	239,281,190
Revenues from contracted programs from other parties	16,337,610	255,618,800

Revenues from interest on development projects		2,458,116
Revenues from settlement projects		26,670
Revenues from emigration projects		1,361,814
Donations		16,856,587
Revenues from subsidy for facilities		9,351,720
Reversal of allowance for loan losses		15,051,937
Reversal of contra-accounts for assets funded by operational grants		472,048,586
Financial revenues
Interest income	11,120,677	11,120,677

Miscellaneous income		3,054,388,920

Total ordinary revenues			258,917,940,432

Ordinary income			11,972,299,503
Extraordinary losses
Loss on disposal of non-current assets		41,302,842
Loss on sales of non-current assets		3,556,257	44,859,099

Extraordinary income
Settlement revenues from operational grants		24,127,531,623
Reversal of contra-accounts for assets funded by operational grants		36,476,968
Gain on sales of non-current assets		25,983,634	24,189,992,225

Net income			36,117,432,629

Reversal of reserve fund carried over from the previous Mid-term Objective period			501,370,340

Total income for the current business year			36,618,802,969

Statement of Cash Flows

(April 1, 2016 – March 31, 2017)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(150,814,180,614)
Payments for grant aid	(80,011,715,913)
Payments for contracted programs	(448,559,603)
Payments of personnel expenses	(16,389,700,746)
Payments for other operations	(284,297,784)
Proceeds from operational grants	155,449,678,000
Proceeds from grant aid	98,142,054,663
Proceeds from contracted programs	338,683,859
Proceeds from interest on loans	4,682,174
Proceeds from settlement projects	924,158
Interest revenues	27,264
Installments receivable	896,894
Proceeds from donations	48,065,515
Proceeds from other operations	2,880,319,914

Subtotal	8,915,953,623
Interest income received	11,131,962
Payments to national treasury	(3,537,938,819)

Net cash provided by operating activities	5,389,146,766

II. Cash flows from investing activities
Payments for purchase of non-current assets	(2,834,485,410)
Proceeds from sales of non-current assets	571,411,163
Proceeds from subsidy for facilities	138,780,000
Proceeds from collection of loans	229,008,565
Payments into time deposits	(422,000,000,000)
Proceeds from time deposit refund	422,000,000,000
Payments for purchase of negotiable deposits	(752,000,000,000)
Proceeds from refund of negotiable deposits	738,000,000,000

Net cash used in investing activities	(15,895,285,682)

III. Cash flows from financing activities
Repayments of lease obligations	(141,595,072)
Payments to national treasury for unnecessary property	(520,377,489)

Net cash used in financing activities	(661,972,561)

IV. Effect of exchange rate fluctuation on funds	(109,180,910)
V. Net increase in funds (decrease)	(11,277,292,387)
VI. Funds at the beginning of the business year	91,614,651,637

VII. Funds at the end of the business year	80,337,359,250

Statement of Administrative Service Operation Cost

(April 1, 2016 – March 31, 2017)

General Account

				(Unit: Yen)
I.	Operating expenses
	(1) Expenses in the statement of income
	Operating expenses	237,401,485,467
	General administrative expenses	9,451,497,201
	Financial expenses	90,309,286
	Miscellaneous loss	2,348,975
	Loss on disposal of non-current assets	41,302,842
	Loss on sales of non-current assets	3,556,257	246,990,500,028

	(2) (Deduction) Self-revenues, etc.
	Revenues from contracted programs	(255,618,800)
	Revenues from interest on development projects	(2,458,116)
	Revenues from settlement projects	(26,670)
	Revenues from emigration projects	(1,361,814)
	Donations	(16,856,587)
	Reversal of allowance for loan losses	(15,051,937)
	Financial revenues	(11,120,677)
	Miscellaneous income	(3,054,388,920)
	Gain on sales of non-current assets	(25,983,634)	(3,382,867,155)

	Total operating expenses			243,607,632,873

II.	Depreciation not included in expenses			1,288,101,504

III.	Disposal and sale differential not included in expenses			345,656,256

IV.	Estimated bonus payments not included in provision			52,618,880

V.	Estimated increase in retirement benefits not included in provision			512,897,138

VI.	Opportunity cost
	Opportunity cost of government investment			27,116,581

VII.	Administrative service operation cost			245,834,023,232

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised January 27, 2015), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Finally revised February 2016)).

However, the provisions prior to the revisions have been applied regarding the disclosures of segment information in accordance with the transitional measures of the Accounting Standards for Incorporated Administrative Agencies.

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is recognized as the related expenses are incurred, since it is difficult to estimate the budget and terms, and specify a correlation between the operational achievement and operational grants.

(Changes in accounting policies)

Revenue from operational grants was recognized as the related expenses were incurred until the business year 2015. The revenue recognition method is changed from the business year 2016 in accordance with the amendment of Accounting Standard for Incorporated Administrative Agency and other related rules. This change has increased both ordinary revenues and net income by ¥9,799,909,305 compared to the method which was applied for the previous business year. The change does not affect the statement of administrative service operation cost.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	1–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agency No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agency No. 91) are indirectly deducted from capital surplus and reported as accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years), which has been determined by JICA.

(3) Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Standard for appropriation of provision and estimation for bonuses

A provision for bonuses is not appropriated since the financial source is secured by operational grants. The estimated bonus payments not included in the provision in the statement of administrative service operation cost is reported as a current business year estimate of the provision for bonuses, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 88.

4. Standard for appropriation of provision and estimation for retirement benefits

A provision for retirement benefits is not appropriated for retirement benefits since the financial source is secured by operational grants.

A provision for retirement benefits is not provided for pension benefits from the defined benefit corporate pension plan since the financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants.

The estimated increase in retirement benefits not included in the provision in the statement of administrative service operation cost is reported as the current business year increase of provision for retirement benefits regarding retirement benefits and employees’ pension fund, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

5. Basis and standard for appropriation of allowances, etc.

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default, taking into account the transition rate to delinquent loans for ordinary loans and specific collectibility of doubtful loans, etc.

6. Standard and method for the valuation of securities

Held-to-maturity securities

Valued using the amortized cost method (straight-line method)

7. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

8. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency money claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9. Method for computing opportunity cost in the Statement of Administrative Service Operation Cost

Interest rate used to compute opportunity cost of government investment:

0.065% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2017.

10. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

General Account

(Balance Sheet)

1. Estimated retirement benefits to be provided from the operational grants

¥16,443,709,215

2. Estimated bonus to be provided from the operational grants

  ¥1,077,714,200

3. Impairment loss on non-current assets

Non-current assets indicating impairment loss

(1) Outline of usage, type, location, book value of non-current assets that indicated an impairment loss

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value
Soubudai Jutaku	Employee housing	Zama city, Kanagawa prefecture	Building	480,287,919

(2) Background and reason for the indication of impairment loss

The asset presented an impairment indicator since occupancy ratio was less than 50% at the end of business year 2016. However, impairment loss has not been recognized because the building continued to be utilized for employee housing.

4. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on Grant Agreements with the government of the recipient country. At the end of business year 2016, the outstanding balance of unexecuted Grant Agreements stood at ¥246,539,615,319.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2017)

Cash and deposits	¥86,547,359,250
Time deposits	¥(6,210,000,000)

Ending balance of funds	¥80,337,359,250

2. Description of significant non-cash transactions

Assets granted under finance lease
Tools, furniture, and fixtures	¥59,476,037

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

Of the estimated increase in retirement benefits not included in the provision, ¥16,418,302 was recognized as the current-business-year increase in provision for retirement benefits for 29 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial Instrument)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amounts, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	86,547,359,250	86,547,359,250	0
(2) Securities	98,000,000,000	98,000,000,000	0
(3) Accounts payable	(16,855,398,956)	(16,855,398,956)	0

(Note) Liabilities are shown in parentheses.

(Note 1) Calculation method for fair value of financial instruments and matters concerning securities

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value due to the short- term nature of these instruments.

[2] Securities (negotiable deposits)

Negotiable deposits are valued at book value because fair value approximates book value due to the short-term nature of these instruments.

[3] Accounts payable

Accounts payable are valued at book value because fair value approximates book value due to the short- term nature of these instruments.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	30,519,521,235

Current service cost	1,091,166,461
Interest cost	138,793,057
Actuarial difference	(13,209,817)
Retirement benefit paid	(889,936,752)
Past service cost	0
Contribution by the employee	65,471,664

Retirement benefit obligation at the end of the business year	30,911,805,848

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	14,867,199,924

Expected return on plan assets	0
Actuarial difference	(320,107,733)
Contribution by the company	445,350,914
Retirement benefit paid	(294,909,068)
Contribution by the employee	65,471,664

Plan assets at the end of the business year	14,763,005,701

(Note)	Plan assets include ¥ 6,226,859,000 paid in advance to the National Treasury in relation to the return of the substitutional portion of the Employees’ Pension Funds.

(3)	Reconciliation of the projected benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	17,058,217,138
Plan assets	(14,763,005,701)

Unfunded benefit obligations of funded pension plan	2,295,211,437
Unfunded benefit obligations of unfunded pension plan	13,853,588,710

Subtotal	16,148,800,147
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	0

Provision for retirement benefits	0
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	0

(Note)	A provision for retirement benefits is not appropriated for the difference between retirement benefit obligations and plan assets and net amount of assets and liabilities in the balance sheet, ¥ 16,148,800,147, since the financial source is secured by operational grants.

(4)	Profit or loss regarding retirement benefits

(Unit: Yen)

Current service cost	1,091,166,461
Interest cost	138,793,057
Expected return on plans assets	0
Realized actuarial differences	306,897,916
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	1,536,857,434

(5)	Major components of plan assets

Percentages of components to the total (excluding plan assets paid in advance) are as follows:

Bonds	36%
Stocks	34%
General account of life insurance company	20%
Others	10%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		0.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥48,991,626.

(Lease transactions)

1.	Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥41,902,154

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥98,891,826

2.	The amount of the finance lease transactions that influenced the current business year’s profits and losses was ¥257,872. Total income for the current business year after the deduction of this amount was ¥36,619,060,841.

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥276,125,850.

(Payments to the National Treasury, etc., for unnecessary property)

A summary of payments to the National Treasury for unnecessary property in the current business year is as follows (such payment can be executed by selling unnecessary property to a third party and paying to the National Treasury the difference between the considerations received and the property’s book value (the “transfer balance”)):

Regarding the transfer of employee housing units, the transfer balance of the transactions designated as “transfer transactions whose transfer balance shall not be included as the profit and loss in the calculation of profits and losses” as per Article 13-2 of the Ordinance of the Ministry for the Operations, Finances and Accounting of the Japan International Cooperation Agency (Ordinance of Ministry of Foreign Affairs No. 22 of September 30, 2003 (final amendment, November 30, 2016)) and the expenses related to the transfer were not included in the profits and losses on the Statement of Income but are deducted from capital surplus by applying the Accounting Standard for Incorporated Administrative Agency No. 99.

Employee housing

Outline of the type and book value, etc., of assets subject to the payment to the National Treasury as unnecessary property

①	Type		Building and Land	Building and Land	Building, Structure and Land	Building and Land
②	Name of assets		Tokorozawa Jutaku	Komaganekougai Jutaku	Tukubakougai Jutaku	Shinoharacho Jutaku
③	Book value	(1) Acquisition cost	¥231,488,482	¥32,971,882	¥444,213,838	¥56,095,000
		(2) Depreciation	¥ 35,590,520	¥ 7,797,453	¥ 57,755,550	¥ 1,931,400
		(3) Impairment loss	¥121,121,661	¥21,746,555	¥121,163,091	¥ 8,767,600
		(4) Book value	¥ 74,776,301	¥ 3,427,874	¥265,295,197	¥45,396,000
④	Reason for unnecessary property		Based on the Mid-term Plan, etc., it was decided that unnecessary property would be disposed of by payments to the National Treasury, in accordance with the enactment of the Act for partial revision to the Act on General Rules for Incorporated Administrative Agencies (Act No. 37 of 2010), which prescribed returns of unnecessary property to the National Treasury by Incorporated Administrative Agencies.
⑤	Method of the payment to the National Treasury		Payment of the transfer balance net of pursuant to Paragraph 2 of Article 46-2 of the Act on General Rules for Incorporated Administrative Agencies.
⑥	Amount of the transfer balance of unnecessary property (excluding tax)		¥144,638,387		¥347,383,374	¥30,750,423
⑦	Deducted expenses (excluding tax)		¥ 8,407,831
⑧	Amount and date of payment to national treasury	Amount	¥514,364,353
		Date	February 16, 2017
⑨	Capital reduction		¥764,769,202
⑩	Remarks		Tokorozawa Jutaku and Komaganekogai Jutaku are sold as a package

(Significant Contractual Liabilities)

Contractual liabilities JICA is obligated to pay during the next business year and thereafter are ¥4,641,100,841.

(Significant subsequent events)

Appropriation of profit was approved as follows on June 29, 2017:

		(Unit: Yen)
I. Unappropriated income for the current business year		36,618,802,969

Total income for the current business year	36,618,802,969

II. Provision of reserve funds		1,275,765,107
Reserve funds carried over from previous Mid-term objective period	1,275,765,107

III. Profit appropriation amount
Reserve fund		37,894,568,076

The Accompanying Supplementary Schedules

General Account

(1)	Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment loss

												(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss			Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)
Tangible assets (depreciation included in expenses)	Buildings	1,481,347,410	343,912,631	33,873,623	1,791,386,418	419,234,861	93,253,544	0	0	0	1,372,151,557
	Structures	125,147,648	55,899,917	695,958	180,351,607	34,357,701	9,525,308	0	0	0	145,993,906
	Machinery and equipment	95,790,744	14,996,952	7,402,298	103,385,398	54,068,077	7,755,930	0	0	0	49,317,321
	Vehicles	1,684,420,547	470,579,727	180,220,553	1,974,779,721	1,126,715,562	146,899,200	0	0	0	848,064,159
	Tools, furniture, and fixtures	1,757,175,223	298,595,648	242,559,275	1,813,211,596	1,113,243,798	220,523,147	0	0	0	699,967,798
	Total	5,143,881,572	1,183,984,875	464,751,707	5,863,114,740	2,747,619,999	477,957,129	0	0	0	3,115,494,741
Tangible assets (depreciation not included in expenses)	Buildings	39,779,698,268	1,344,698,943	1,293,848,341	39,830,548,870	16,710,681,888	1,242,979,125	0	0	0	23,119,866,982
	Structures	1,460,366,474	14,836,484	34,973,173	1,440,229,785	1,003,414,001	40,069,099	0	0	0	436,815,784
	Machinery and equipment	84,556,957	0	13,730,525	70,826,432	59,050,098	1,011,124	0	0	0	11,776,334
	Vehicles	100,651,353	0	44,500,090	56,151,263	50,536,137	0	0	0	0	5,615,126
	Tools, furniture, and fixtures	540,762,222	0	33,561,184	507,201,038	298,732,584	4,042,156	0	0	0	208,468,454
	Total	41,966,035,274	1,359,535,427	1,420,613,313	41,904,957,388	18,122,414,708	1,288,101,504	0	0	0	23,782,542,680
Tangible assets (Non-depreciable assets)	Land	14,970,513,458	0	572,477,000	14,398,036,458	0	0	8,710,639	0	0	14,389,325,819
	Construction in progress	465,131,140	151,038,272	460,885,437	155,283,975	0	0	0	0	0	155,283,975
	Total	15,435,644,598	151,038,272	1,033,362,437	14,553,320,433	0	0	8,710,639	0	0	14,544,609,794
Total tangible assets	Buildings	41,261,045,678	1,688,611,574	1,327,721,964	41,621,935,288	17,129,916,749	1,336,232,669	0	0	0	24,492,018,539
	Structures	1,585,514,122	70,736,401	35,669,131	1,620,581,392	1,037,771,702	49,594,407	0	0	0	582,809,690
	Machinery and equipment	180,347,701	14,996,952	21,132,823	174,211,830	113,118,175	8,767,054	0	0	0	61,093,655
	Vehicles	1,785,071,900	470,579,727	224,720,643	2,030,930,984	1,177,251,699	146,899,200	0	0	0	853,679,285
	Tools, furniture, and fixtures	2,297,937,445	298,595,648	276,120,459	2,320,412,634	1,411,976,382	224,565,303	0	0	0	908,436,252
	Land	14,970,513,458	0	572,477,000	14,398,036,458	0	0	8,710,639	0	0	14,389,325,819
	Construction in progress	465,131,140	151,038,272	460,885,437	155,283,975	0	0	0	0	0	155,283,975
	Total	62,545,561,444	2,694,558,574	2,918,727,457	62,321,392,561	20,870,034,707	1,766,058,633	8,710,639	0	0	41,442,647,215

												(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss			Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)
Intangible assets (depreciation included in expenses)	Trademark right	7,444,573	0	0	7,444,573	5,626,496	306,292	0	0	0	1,818,077
	Software	0	156,070,755	0	156,070,755	10,653,250	10,653,250	0	0	0	145,417,505
	Total	7,444,573	156,070,755	0	163,515,328	16,279,746	10,959,542	0	0	0	147,235,582
Intangible assets (depreciation not included in expenses)	Trademark right	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0	0
Intangible assets (Non-depreciable assets)	Telephone subscription right	12,088,650	0	8,810,550	3,278,100	0	0	1,491,200	0	0	1,786,900
	Software in progress	47,656,245	534,206,309	127,012,508	454,850,046	0	0	0	0	0	454,850,046
	Total	59,744,895	534,206,309	135,823,058	458,128,146	0	0	1,491,200	0	0	456,636,946
Total intangible assets	Trademark right	8,584,123	0	0	8,584,123	6,766,046	306,292	0	0	0	1,818,077
	Telephone subscription right	12,088,650	0	8,810,550	3,278,100	0	0	1,491,200	0	0	1,786,900
	Software	0	156,070,755	0	156,070,755	10,653,250	10,653,250	0	0	0	145,417,505
	Software in progress	47,656,245	534,206,309	127,012,508	454,850,046	0	0	0	0	0	454,850,046
	Total	68,329,018	690,277,064	135,823,058	622,783,024	17,419,296	10,959,542	1,491,200	0	0	603,872,528
Investments and other assets	Long-term deposits	300,000,000	0	210,000,000	90,000,000	0	0	0	0	0	90,000,000
	Long-term loans for development projects	342,617,000	0	30,317,000	312,300,000	0	0	0	0	0	312,300,000
	Allowance for loan losses (non-current)	(119,951,617)	(8,502,873)	0	(128,454,490)	0	0	0	0	0	(128,454,490)
	Long-term loans for emigration projects	39,386,633	0	8,753,569	30,633,064	0	0	0	0	0	30,633,064
	Allowance for loan losses (non-current)	(33,039,414)	0	(5,948,804)	(27,090,610)	0	0	0	0	0	(27,090,610)
	Long-term installments receivable on settlement projects	46,447	281,512	46,447	281,512	0	0	0	0	0	281,512
	Allowance for loan losses (non-current)	0	(281,512)	0	(281,512)	0	0	0	0	0	(281,512)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	619,331,369	0	140,094,332	479,237,037	0	0	0	0	0	479,237,037
	Allowance for loan losses (non-current)	(619,331,369)	0	(140,094,332)	(479,237,037)	0	0	0	0	0	(479,237,037)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to installments receivable on settlement projects	1,368,212	0	747,361	620,851	0	0	0	0	0	620,851
	Allowance for loan losses (non-current)	(1,368,212)	0	(747,361)	(620,851)	0	0	0	0	0	(620,851)
	Long-term prepaid expenses	70,680,161	174,988,253	39,700,051	205,968,363	0	0	0	0	0	205,968,363
	Long-term guarantee deposits	1,532,628,187	150,580,832	112,243,323	1,570,965,696	0	0	0	0	0	1,570,965,696
	Total	2,132,367,397	317,066,212	395,111,586	2,054,322,023	0	0	0	0	0	2,054,322,023

(2) Details of inventories

							(Unit: Yen)
Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others

Stored goods	410,808,865	204,100,961	0	123,393,871	0	491,515,955

Stockpile	410,808,865	204,100,961	0	123,393,871	0	491,515,955

Japan	43,303,156	8,120,520	0	0	0	51,423,676

USA	82,554,614	38,095,201	0	48,776,975	0	71,872,840

Singapore	178,821,073	96,278,446	0	39,204,571	0	235,894,948

Ghana	0	21,350,946	0	0	0	21,350,946

UAE	99,641,938	33,759,662	0	33,263,895	0	100,137,705

Palau	5,560,256	2,433,508	0	2,148,430	0	5,845,334

Marshall Islands	927,828	4,062,678	0	0	0	4,990,506

Total	410,808,865	204,100,961	0	123,393,871	0	491,515,955

(3) Details of securities

Securities reported as current assets

						(Unit: Yen)

Held-to-maturity securities	Type and name	Acquisition cost	Aggregate face amount	Balance sheet amount	Valuation difference included in current expenses	Remarks
	Negotiable deposits	98,000,000,000	98,000,000,000	98,000,000,000	0

(4) Details of loans

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others
Other short-term loans
Loans for development projects	219,758,484	30,317,000	219,758,484	0	30,317,000

Loans for emigration projects	2,659,755	1,248,748	2,498,218	249,173	1,161,112

Installments receivable on settlement projects	46,447	46,407	46,447	3,545	42,862

Subtotal	222,464,686	31,612,155	222,303,149	252,718	31,520,974

Other long-term loans

Loans for development projects	342,617,000	0	0	30,317,000	312,300,000

Loans for emigration projects	658,718,002	54,360,884	1,908,449	201,300,336	509,870,101

Installments receivable on settlement projects	1,414,659	0	185,226	327,070	902,363

Subtotal	1,002,749,661	54,360,884	2,093,675	231,944,406	823,072,464

Total	1,225,214,347	85,973,039	224,396,824	232,197,124	854,593,438

*	“Others” shown under decrease during the period is due to transfer from long-term to short-term loans as well as from short-term to long-term loans, easing of conditions for repayment, year-end translation difference, etc.

(5) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period
(Development projects)
Short-term loans for development projects	219,758,484	(189,441,484)	30,317,000	3,938,947	(3,319,062)	619,885
Ordinary loans	219,758,484	(189,441,484)	30,317,000	3,938,947	(3,319,062)	619,885	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥23,817,000 Joint and several guarantee ¥6,500,000
Long-term loans for development projects	342,617,000	(30,317,000)	312,300,000	119,951,617	8,502,873	128,454,490
Ordinary loans	176,317,000	(30,317,000)	146,000,000	182,997	7,852,503	8,035,500	Breakdown of the guarantee for the Year-end balance of loans is as follows: Bank guarantee ¥55,000,000 Joint and several guarantee ¥91,000,000 Provision of collateral (government bonds) ¥166,300,000
Doubtful loans	166,300,000	0	166,300,000	119,768,620	650,370	120,418,990
Claims probable in bankruptcy, claims probable in rehabilitation, and other	0	0	0	0	0	0
(Development projects in total)	562,375,484	(219,758,484)	342,617,000	123,890,564	5,183,811	129,074,375
(Emigration projects)
Short-term loans for emigration projects	2,659,755	(1,498,643)	1,161,112	328,519	(160,818)	167,701
Ordinary loans	2,659,755	(1,498,643)	1,161,112	328,519	(160,818)	167,701
Long-term loans for emigration projects	658,718,002	(148,847,901)	509,870,101	652,370,783	(146,043,136)	506,327,647
Ordinary loans	7,300,663	(3,003,402)	4,297,261	953,444	(198,637)	754,807
Doubtful loans	32,085,970	(5,750,167)	26,335,803	32,085,970	(5,750,167)	26,335,803
Claims probable in bankruptcy, claims probable in rehabilitation, and other	619,331,369	(140,094,332)	479,237,037	619,331,369	(140,094,332)	479,237,037
(Emigration projects in total)	661,377,757	(150,346,544)	511,031,213	652,699,302	(146,203,954)	506,495,348
(Installments receivable on settlement projects)
Short-term installments receivable on settlement projects	46,447	(3,585)	42,862	0	0	0
Ordinary loans	46,447	(3,585)	42,862	0	0	0
Long-term installments receivable on settlement projects	1,414,659	(512,296)	902,363	1,368,212	(465,849)	902,363
Ordinary loans	46,447	(46,447)	0	0	0	0
Doubtful loans	0	281,512	281,512	0	281,512	281,512
Claims probable in bankruptcy, claims probable in rehabilitation, and other	1,368,212	(747,361)	620,851	1,368,212	(747,361)	620,851
(Installments receivable on settlement projects in total)	1,461,106	(515,881)	945,225	1,368,212	(465,849)	902,363
Total	1,225,214,347	(370,620,909)	854,593,438	777,958,078	(141,485,992)	636,472,086

*	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

(6) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Obligations of restoration to original state based on a building lease agreement	276,125,850	0	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

(7) Details of capital and capital surplus

(Unit: Yen)

Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Capital	Government investment	63,217,211,863	0	764,769,202	62,452,442,661	Capital reduction due to payments to national treasury for unnecessary property
	Total	63,217,211,863	0	764,769,202	62,452,442,661
Capital surplus	Capital surplus
	Facility expenses	2,098,129,885	129,428,280	0	2,227,558,165	Increase due to acquisition of non-current assets
	Operational grants	191,704,477	106,388,365	42,720,070	255,372,772	Increase/decrease due to long-term guarantee deposits
	Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)
	Accumulated disposal and sale differential of non-current assets not included in expenses	(4,361,923,710)	0	1,470,251,152	(5,832,174,862)	Decrease due to sale or disposal of inherited assets, etc.
	Lease contracts	(113,690,859)	0	0	(113,690,859)
	Reserve fund carried over from the previous Mid-term Objective period	8,747,390	0	0	8,747,390
	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 99	2,454,946,431	250,404,849	9,060,506	2,696,290,774	Expenses for disposal of unnecessary property, etc.
	Total	155,419,614	486,221,494	1,522,031,728	(880,390,620)
	Accumulated depreciation not included in expenses	(17,725,966,082)	(1,288,101,504)	(854,475,795)	(18,159,591,791)	Decrease due to depreciation of non-current assets, etc.
	Total	(17,725,966,082)	(1,288,101,504)	(854,475,795)	(18,159,591,791)
	Accumulated impairment loss not included in expenses	(289,381,446)	0	(279,179,607)	(10,201,839)	Increase due to sale or disposal of assumed assets
	Total	(289,381,446)	0	(279,179,607)	(10,201,839)
	Accumulated interest expenses not included in expenses	(7,189,037)	0	0	(7,189,037)
	Total	(7,189,037)	0	0	(7,189,037)
	Total balance	(17,867,116,951)	(801,880,010)	388,376,326	(19,057,373,287)

(8) Details of reserve fund and details of reversal of reserve fund for specific purpose

1. Details of reserve fund

(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund carried over from the previous Mid-term Objective period	1,777,135,447	0	501,370,340	1,275,765,107
Reserve fund of Paragraph 1 Article 44 of the Act on General Rules	3,118,053,951	1,896,393,072	0	5,014,447,023	Increase from the profit appropriation for business Year 2015

Total	4,895,189,398	1,896,393,072	501,370,340	6,290,212,130

2. Details of reversal of reserve fund for specific purpose

(Unit: Yen)

Classification		Amount	Remarks

Reversal amount of reserve fund for specific purpose	Reserve fund carried over from previous Mid-term Objective period	501,370,340	the amount expensed for the current period

Total		501,370,340

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities	(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
46,637,436,636	155,449,678,000	199,961,232,598	2,020,557,116	105,324,922	202,087,114,636	0

2. Details of transfer of operational grant liabilities for the current period

(l) Details of the transfer of revenues from operational grants			(Unit: Yen)
Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Technical cooperation	83,672,990,720	80,390,972,479	Outsourcing expenses: ¥43,358,721,080, Travelling and transportation expenses: ¥11,626,862,765, Other expenses: ¥25,405,388,634
Grand aid	320,241,000	315,296,241	Outsourcing expenses: ¥284,943,241, Other expenses: ¥30,353,000
Citizens’ cooperation activities, etc.	17,493,379,086	15,763,559,117	Fees paid to experts: ¥7,070,823,398, Outsourcing expenses: ¥4,106,104,595, Other expenses: ¥4,586,631,124
Emigration projects	382,352,288	360,261,588	Outsourcing expenses: ¥134,807,316, Subsidies: ¥62,927,224, Other expenses: ¥162,527,048
Personnel training and securing	1,408,647,000	1,476,219,708	Fees paid to experts: ¥1,439,000,190, Other expenses: ¥37,219,518
Research and study	26,370,051,596	22,118,410,699	Outsourcing expenses: ¥18,392,369,222, Other expenses: ¥3,726,041,477
Common	7,718,828,408	7,316,147,040	Personnel expenses: ¥642,011,907, Fees paid to experts: ¥1,532,963,480, Other expenses: ¥5,141,171,653
Transfer based on term method
Common	37,983,633,821	37,809,347,742	Personnel expenses: ¥15,750,152,786, Fees paid to experts: ¥8,727,656,406, Other expenses: ¥13,331,538,550
Transfer based on the related expenses are incurred
Disaster releif activities	483,577,056	483,577,056	Outsourcing expenses: ¥204,081,642, Expenses for purchasing and sending equipment: ¥205,647,928, Other expenses: ¥73,847,486
Transfer amount based on Paragraph 4 Article 81 of Accounting Standards	24,127,531,623	—
Total	199,961,232,598	166,033,791,670

(2) Details of transfer amount of contra-accounts for assets funded by operational grants and capital surplus and main usages				(Unit: Yen)
Segment	Transfer amount to Contra-accounts for assets funded by operational grants		Transfer amount to Capital surplus
	Transfer amount	Main usages	Transfer amount	Main usages
Technical cooperation	265,894,214	Structures: ¥124,385,806 Tools, furniture, and fixtures: ¥52,839,255 Others: ¥88,669,153	4,597,329	Guarantee deposits: ¥4,597,329
Grand aid	0		0
Citizens’ cooperation activities, etc.	41,794,684	Tools, furniture, and fixtures: ¥40,235,356 Machinery and equipment: ¥1,559,328	2,221,035	Guarantee deposits: ¥2,221,035
Emigration projects	665,712	Tools, furniture, and fixtures: ¥665,712	0
Disaster releif activities	199,030,915	Stored goods: ¥197,604,775 Tools, furniture, and fixtures: ¥1,426,140	0
Personnel training and securing	0		0
Research and study	100,680	Guarantee deposits: ¥100,680	0
Common	1,513,070,911	Structures: ¥131,231,568 Software in progress: ¥534,206,309 Others: ¥847,633,034	98,506,558	Guarantee deposits: ¥98,506,558
Total	2,020,557,116		105,324,922

3. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Expected usage
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Total	0

(10) Details of facility expenses

(Unit:Yen)

Classification	Amount granted in the current period	Breakdown of the accounting treatment mentioned on the left side			Remarks
		Construction in progress facility expenses	Capital surplus	Revenues from subsidy for facilities
Subsidy for facilities	138,780,000	0	129,428,280	9,351,720
Total	138,780,000	0	129,428,280	9,351,720

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	173,446	12	19,365	5

Employees	15,576,707	1,908	622,647	80

Total	15,750,153	1,920	642,012	85

(Notes)

1.   Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2.   Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

(12) Segment information to be disclosed

												(Unit: Yen)

Classification	(1) Technical cooperation	(2) Grant aid	(3) Citizens’ cooperation activities, etc.	(4) Emigration	(5) Disaster relief activities	(6) Personnel training and securing	(7) Research and study	(8) Contracted programs	(9) Other operations	Subtotal	(10) Corporate common expenses, etc.	Total
I. Operating expenses, revenues, and profits and losses
Operating expenses	80,680,879,609	79,552,618,603	15,776,368,070	360,261,588	600,474,741	1,476,575,107	22,118,410,699	254,656,876	16,856,587	200,837,101,880	36,075,466,916	236,912,568,796
Outsourcing expenses	43,358,721,080	299,106,960	4,106,104,595	134,807,316	204,081,642	0	18,392,369,222	243,364,337	13,617,253	66,752,172,405	0	66,752,172,405
Fees paid to experts	9,367,521,855	0	7,070,823,398	0	0	1,439,000,190	0	0	0	17,877,345,443	10,260,619,886	28,137,965,329
Travelling and transportation expenses	11,626,862,765	0	1,839,352,932	41,934,041	72,848,730	0	0	0	0	13,580,998,468	3,667,368,130	17,248,366,598
Personnel expenses	—	—	—	—	—	—	—	—	—	—	13,885,102,548	13,885,102,548
Expenses for purchasing and sending equipment	0	0	0	0	322,545,613	0	0	0	0	322,545,613	0	322,545,613
Subsidies	0	0	0	62,927,224	0	0	0	0	0	62,927,224	0	62,927,224
Fund provision	0	79,245,955,630	0	0	0	0	0	0	0	79,245,955,630	0	79,245,955,630
Other expenses	16,327,773,909	7,556,013	2,760,087,145	120,593,007	998,756	37,574,917	3,726,041,477	11,292,539	3,239,334	22,995,157,097	8,262,376,352	31,257,533,449
General administrative expenses	—	—	—	—	—	—	—	—	—	—	9,451,497,201	9,451,497,201
Fees paid to experts	—	—	—	—	—	—	—	—	—	—	1,106,954,563	1,106,954,563
Personnel expenses	—	—	—	—	—	—	—	—	—	—	2,507,062,145	2,507,062,145
Rents	—	—	—	—	—	—	—	—	—	—	2,383,039,818	2,383,039,818
Other expenses	—	—	—	—	—	—	—	—	—	—	3,454,440,675	3,454,440,675
Depreciation	—	—	—	—	—	—	—	—	—	—	488,916,671	488,916,671
Financial expenses	—	—	—	—	—	—	—	—	—	—	90,309,286	90,309,286
Miscellaneous expenses	0	0	0	0	0	0	0	0	0	0	2,348,975	2,348,975
Total	80,680,879,609	79,552,618,603	15,776,368,070	360,261,588	600,474,741	1,476,575,107	22,118,410,699	254,656,876	16,856,587	200,837,101,880	46,108,539,049	246,945,640,929

Operating revenues
Revenues from operational grants	83,672,990,720	320,241,000	17,493,379,086	382,352,288	483,577,056	1,408,647,000	26,370,051,596	0	0	130,131,238,746	45,702,462,229	175,833,700,975
Revenues from grant aid	0	79,245,955,630	0	0	0	0	0	0	0	79,245,955,630	0	79,245,955,630
Revenues from contracted programs	0	0	0	0	0	0	0	255,618,800	0	255,618,800	0	255,618,800
Revenues from interest on development projects	0	0	0	0	0	0	0	0	0	0	2,458,116	2,458,116
Revenues from settlement projects	0	0	0	0	0	0	0	0	0	0	26,670	26,670
Revenues from emigration projects	0	0	0	0	0	0	0	0	0	0	1,361,814	1,361,814
Donation revenues	0	0	0	0	0	0	0	0	16,856,587	16,856,587	0	16,856,587
Revenues from subsidy for facilities	—	—	—	—	—	—	—	—	—	—	9,351,720	9,351,720
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	15,051,937	15,051,937	0	15,051,937
Reversal of contra-accounts for assets funded by operational grants	0	0	0	0	116,897,685	0	0	0	0	116,897,685	355,150,901	472,048,586
Financial revenues	—	—	—	—	—	—	—	—	—	—	11,120,677	11,120,677
Miscellaneous income	290,474,130	0	13,483,053	0	0	0	0	0	0	303,957,183	2,750,431,737	3,054,388,920
Total	83,963,464,850	79,566,196,630	17,506,862,139	382,352,288	600,474,741	1,408,647,000	26,370,051,596	255,618,800	31,908,524	210,085,576,568	48,832,363,864	258,917,940,432

Operating income and loss	3,282,585,241	13,578,027	1,730,494,069	22,090,700	0	(67,928,107)	4,251,640,897	961,924	15,051,937	9,248,474,688	2,723,824,815	11,972,299,503

II. Total assets
Cash and deposits	0	48,593,935,572	0	0	0	0	0	233,401,145	2,948,977,693	51,776,314,410	34,771,044,840	86,547,359,250
Securities	0	98,000,000,000	0	0	0	0	0	0	0	98,000,000,000	0	98,000,000,000
Advance payments	19,158,026,013	0	285,661,346	0	0	0	3,089,553,935	0	0	22,533,241,294	259,898,110	22,793,139,404
Buildings	—	—	—	—	—	—	—	—	—	—	24,492,018,539	24,492,018,539
Land	—	—	—	—	—	—	—	—	—	—	14,389,325,819	14,389,325,819
Other assets	60,202,400	75,315	22,963,614	487,742	491,515,955	46,009	3,564,196	94,145,229	219,227,945	892,228,405	7,841,611,933	8,733,840,338
Total	19,218,228,413	146,594,010,887	308,624,960	487,742	491,515,955	46,009	3,093,118,131	327,546,374	3,168,205,638	173,201,784,109	81,753,899,241	254,955,683,350

(Notes) 1. Segment classification and main descriptions

Operations are classified into eight segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

Operations in relation to donations and operations in relation to management and collection of loans for development projects and other claims as well as operations prescribed in Article 13 are organized as other operations.

1) Operations in relation to technical cooperation

2) Operations in relation to grant aid

3) Operations in relation to citizens’ cooperation activities, etc.

4) Operations in relation to emigration projects

5) Operations in relation to disaster relief activities

6) Operations in relation to personnel training and securing

7) Operations in relation to research and study

8) Operations in relation to contracted programs

2. Disclosure of operating expenses

(1) Operating expenses in the statement of income are shown as operating expenses according to natural expense classification. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

The relationship between operating expenses in this list and operating expenses in the statement of income is as follows:

1) Technical cooperation: amount of expenses for technical cooperation projects

2) Grant aid: amount of expenses for grant aid (operation support) and expenses for grant aid

3) Citizens’ cooperation activities, etc.: amount of expenses for public participation-based cooperation

4) Emigration: amount of expenses for emigration projects

5) Disaster relief activities: amount of expenses for disaster relief activities

6) Personnel training and securing: amount of expenses for training and securing the personnel

7) Research and study: amount of expenses for assistance promotion * The amount includes expenses for surveys, such as cooperation preparation surveys

8) Contracted programs: amount of expenses for contracted programs

9) Other operations: amount of expenses for donation projects

10) Corporate common expenses, etc.: amounts of expenses related to operation, expenses for operation support, and facility expenses

(2) Personnel expenses and rents, which accrue in relation to expenses related to operation and expenses for operation support that have been classified as corporate common expenses, etc., cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations

3. Disclosure of total assets

Assets are shown in account items of the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Costs that are not reported as expenses in the statement of income and that should be disclosed are as follows, and they are classified as corporate common expenses, etc.

(1) Accumulated depreciation not included in expenses amounts to ¥1,288,101,504.

(2) Accumulated disposal and sale differential not included in expenses amounts to a loss of ¥345,656,256.

(3) Estimated bonus payments not included in provision amounts to ¥52,618,880.

(4) Estimated increase in retirement benefits not included in provision amounts to a loss of ¥512,897,138.

5. 10) Corporate common expenses, etc.is financed by reserve fund carried over from the previous Mid-term Objective period, which amount to ¥501,370,340.

6. Because operating expenses for 1) Technical cooperation and 3) Citizens’ cooperation activities, etc., are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

7. “—” is shown in the columns of amounts of items that have been organized only as corporate common expenses, etc., because they cannot be allocated to individual segments.

(13) Details of Grant-in-Aid for Scientific Research

			(Unit: Yen)
Classification	Amount granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research B	(2,034,000) 610,200	2	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research C	(954,000) 286,200	2
Grant-in-Aid for Challenging Exploratory Research	(1,949,412) 630,000	2
Grant-in-Aid for Young Scientists B	(2,000,000) 600,000	2
Total	(6,937,412) 2,126,400	8

(Note)	Amount granted in the current period indicates the amount equivalent to indirect expenses. The amount equivalent to direct expenses are indicated in parentheses. The amount of Grant-in-Aid for Challenging Exploratory Research is calculated by reducing last year’s direct expense refunded to the organization which is ¥151,000 from the total amount granted to JICA.

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

		(Unit: Yen)
Classification	Amount	Remarks

Cash	1,695,383

Cash in foreign currency	19,742,580

Deposit accounts	77,745,591,025

Checking accounts	2,932

Checking accounts in foreign currency	2,570,327,330

Time deposits	6,210,000,000

Total	86,547,359,250

2. Advance payments

			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	22,772,065,570	JV Oriental Consultants Global Co., Ltd., etc.
General administrative expenses	21,073,834	IRTOYA CO., etc.
Total	22,793,139,404

3. Funds for grant aid
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	145,895,103,303	Republic of the Union of Myanmar, etc.
Total	145,895,103,303
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	14,806,167,474	JV NIPPON KOEI CO., LTD., etc.

General administrative expenses	907,881,966	NTT Communications Corporation, etc.

Expenses for contracted programs	9,248,230	Deloitte Tohmatsu Financial Advisory LLC, etc.

Expenses for grant aid	698,907,584	The Government of Islamic Republic of Pakistan, etc.

Expenses for donation projects	228,548	Laos-Japan Human Resource Development Institute (LJI) , etc.

Others	432,965,154	NIPPON TRAVEL AGENCY CO., LTD., etc.
Total	16,855,398,956

(15) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Japan Overseas Cooperative Association				The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

① Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

② Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a) Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c) Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

③ Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10) Edification regarding investment from overseas, investment overseas, and businesses

(11) Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 20 President: YoshimasaTominaga Board member: Kazuto Kitano (Former Director General of the Nihon-matsu Training Center of JICA)				Number of officers: 19 President: Keiji Yamada Director: Hiroyo Sasaki (Former Vice-President of JICA)
Association chart on transactions between relevant public interest corporations and JICA
			Japan Overseas Cooperative Association			The Association of Nikkei & Japanese Abroad
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)
Assets			1,288,962,154 yen			212,369,769 yen
Liabilities			383,938,347 yen			153,000,087 yen
Balance of net assets at the beginning of the business year			1,105,139,136 yen			45,733,736 yen
Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.	0 yen
- Other revenues	- Other revenues		2,740,091,113 yen		- Other revenues	431,222,056 yen
¡ Expenses	¡ Expenses		2,943,312,453 yen		¡ Expenses	417,586,110 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.	0 yen
- Other revenues	- Other revenues		3,106,011 yen		- Other revenues	0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the business year			905,023,807 yen			59,369,682 yen
Total revenues for the current period			-			429,333,125 yen
Total expenditures for the current period			-			417,561,207 yen
Amount of difference between revenues and expenditures for the current period			-			11,771,918 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A
Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥281,280,644, Accounts receivable: ¥126,546				Accounts payable: ¥30,496,035
Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	2,284,284,621 yen			Total operating revenues:	418,234,835 yen
	(Breakdown: JICA transactions,		1,500,994,132 yen	65.7%)	(Breakdown: JICA transactions,	192,985,953 yen	46.1%)
	Competitive contract		(1,015,829,909 yen	67.7%)	Competitive contract	(102,859,793 yen	53.3%)
	Planning competition and public selection		(52,563,012 yen	3.5%)	Planning competition and public selection	(35,048,029 yen	18.2%)
	Noncompetitive negotiated contracts		(10,800,000 yen	0.7%)	Noncompetitive negotiated contracts	(52,028,965 yen	27.0%)

	(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016.				(Note) The above amount pertains to the period from April 1, 2015, through March 31, 2016.

(Note 2)  Pursuant to “Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public- interest corporations, etc., of October 14, 2004) (“Accounting Standards for Public-interest Corporations” hereinafter),” the entity is not legally required to create a statement of revenues and expenses; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association				International Civil and Commercial Law Centre Foundation
Outline of operations

(1) Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2) Planning and undertaking of activities to promote international goodwill

(3) Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1) Carrying out of training of personnel handling civil and commercial law chiefly in Asia and support

(2) Invitation and dispatch, both from and to Japan, of researchers and experts on civil and commercial law and support

(3) Organizing and support of lectures, study sessions, symposiums, seminars and other meetings for the purpose of research, study, training, and information exchange on civil and commercial law both in Japan and abroad

(4) Gathering of information and material on civil and commercial law both in Japan abroad and conducting and support of such research and study

(5) Publication of journals and other documents and distribution

(6) Collaboration and cooperation with related institutes and organizations both in Japan and abroad

(7) Other activities necessary to fulfill the aims

Name of officers	Number of officers: 12 President: Hideki Furuno				Number of officers: 9 Representative director and chairman: Kenji Miyahara Director: Gotaro Ogawa (Former JICA Head of General Administration)

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno-Cooperative Association					International Civil and Commercial Law Centre Foundation
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets			627,230,047 yen					87,628,904 yen

Liabilities			21,656,726 yen					1,775,205 yen
Balance of net assets at the beginning of the business year			612,266,204 yen					82,864,074 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		32,750,000 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		192,081,360 yen		- Other revenues			95,489,609 yen
¡ Expenses	¡ Expenses		375,524,243 yen		¡ Expenses			94,999,984 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		144,000,000 yen		- Other revenues			2,500,000 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year			605,573,321 yen					85,853,699 yen

Total revenues for the current period			431,229,862 yen					-

Total expenditures for the current period			429,231,853 yen					-

Amount of difference between revenues and expenditures for the current period			1,998,009 yen					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥13,962,329				Accounts payable: ¥27,096,711

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	186,985,837 yen			Total operating revenues:	74,718,145 yen
	(Breakdown: JICA transactions,		163,486,855 yen	87.4%)	(Breakdown: JICA transactions,			74,718,145 yen	100.0%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		74,718,145 yen	100.0%)
	Planning competition and public selection (		163,486,855 yen	100.0%)	Planning competition and public selection	(		0 yen	0.0%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016.				(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016.

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Pacific Resource Exchange Center				i-i-network (Research and Action for Community Governance)
Outline of operations

(1)  Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)  Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)  Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)  Gathering information and research/study related to economic cooperation

(5)  Public awareness and publicity concerning the aforementioned activities

(6)  Other activities necessary for the achievement of objectives of this corporate body

(1)  Activities to promote sharing of experiences regarding community-based development

(2)  Education and training, providing of information regarding international cooperation, and community-based development

(3)  Support for community-based development in Japan and around the world

(4)  Research, study, and publication activities regarding community-based development and international cooperation

(5)  Introducing products made by people engaged in community-based development in Japan and around the world

(6)  Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 18 Chairman: Kiyoshi Otsubo				Number of officers: 7 Representative director: Makoto Nagahata

Association chart on transactions between relevant public interest corporations and JICA
		Pacific Resource Exchange Center					i-i-net (Research and Action for Community Governance)
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets			4,756,548,328 yen					1,369,745 yen

Liabilities			61,107,794 yen					897,481 yen
Balance of net assets at the beginning of the business year			4,341,508,650 yen					2,271,008 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			20,092,303 yen
- Other revenues	- Other revenues		500,972,326 yen		- Other revenues			6,376,122 yen
¡ Expenses	¡ Expenses		147,040,442 yen		¡ Expenses			28,267,169 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year			4,695,440,534 yen					472,264 yen

Total revenues for the current period			-					26,468,425 yen

Total expenditures for the current period			-					28,267,169 yen

Amount of difference between revenues and expenditures for the current period			-					(1,798,744 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		Accounts payable: ¥3,226,947, Accounts receivable: ¥3,877,460				Accounts payable: ¥217,733

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	87,868,865 yen			Total operating revenues:	25,792,330 yen
	(Breakdown: JICA transactions,		58,572,957 yen	66.7%)	(Breakdown: JICA transactions,			24,621,995 yen	95.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		20,092,303 yen	81.6%)
	Planning competition and public selection (		58,572,957 yen	100.0%)	Planning competition and public selection	(		4,529,692 yen	18.4%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2015, through March 31, 2016.

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Overseas Agricultural Development Association				Agricultural Development Consultants Association
Outline of operations

(1)  Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)  Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)  Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)  Research and study regarding overseas agricultural development cooperation

(5)  Gathering and providing of information regarding overseas agricultural development cooperation

(6)  Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)  Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)  Establishment and operation of necessary facilities for aforementioned activities

(9)  Other activities necessary to fulfill the aims of this organization

(1)  Technical research to create projects for overseas agricultural development

(2)  Research of information and gathering of material regarding overseas agricultural development

(3)  Guidance and advice for consulting firms and organizations

(4)  Organizing lectures and symposiums regarding overseas technical assistance

(5)  Support regarding activities for overseas agricultural development

(6)  Other activities necessary to fulfill the aims of this association

Name of officers	Number of officers: 9 President: Hidekazu Toyohara				Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Ryuzo Nishimaki (Former Director General for Rural Development Department of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		Overseas Agricultural Development Association					Agricultural Development Consultants Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		17,365,613 yen					113,807,563 yen

Liabilities		17,185,194 yen					10,824,691 yen
Balance of net assets at the beginning of the business year		26,936 yen					96,976,502 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			41,345,528 yen
- Other revenues	- Other revenues		122,528,364 yen		- Other revenues			72,535,679 yen
¡ Expenses	¡ Expenses		122,374,881 yen		¡ Expenses			107,874,837 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		180,419 yen					102,982,872 yen

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Amount of difference between revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A			N/A

Details of receivables and payables to relevant public interest corporations		N/A			Accounts receivable: ¥237,363

Details of debt guarantee		N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	118,502,545 yen			Total operating revenues:	43,781,108 yen
	(Breakdown: JICA transactions,		107,060,738 yen	90.3%)	(Breakdown: JICA transactions,			43,472,644 yen	99.3%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		105,220,726 yen	98.3%)	Planning competition and public selection	(		43,472,644 yen	100.0%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016				(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Japan Overseas Forestry Consultants Association				Supporting Organization of J.O.C.V.
Outline of operations

(1)  Survey regarding overseas forest and forestry

(2)  Technical development regarding overseas forest and forestry

(3)  Afforestation in developing countries

(4)  Guidance and advice regarding overseas forest and forestry

(5)  Implementation of training regarding overseas forest and forestry

(6)  Gathering and provision of material and information on overseas forest and forestry

(7)  Other activities necessary to fulfill the purposes of the Association

(1)  Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)  Activities for promoting participation in cooperation volunteers

(3)  Activities for assisting cooperation volunteers’ local activities

(4)  Activities for leveraging cooperation volunteers’ experience for society

(5)  Social contribution projects based on collaboration with citizen volunteers

(6)  Activities for placement and worker dispatch

(7)  Other activities necessary to achieve the objectives of this corporation

Name of officers	Number of officers: 11 President: Fusho Ozawa				Number of officers: 17 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Vice- President of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		Japan Overseas Forestry Consultants Association					Supporting Organization of J.O.C.V.
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)
Assets		267,458,352 yen					62,225,996 yen
Liabilities		212,778,151 yen					11,078,215 yen
Balance of net assets at the beginning of the business year		49,253,102 yen					57,746,469 yen
Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		9,400,000 yen		- Subsidy received, etc.			3,000,000 yen
- Other revenues	- Other revenues		309,742,248 yen		- Other revenues			134,030,678 yen
¡ Expenses	¡ Expenses		313,715,149 yen		¡ Expenses			143,629,366 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		54,680,201 yen					51,147,781 yen
Total revenues for the current period		319,142,248 yen					-
Total expenditures for the current period		323,606,646 yen					-
Amount of difference between revenues and expenditures for the current period		(4,464,398 yen)					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A
Details of receivables and payables to relevant public interest corporations		N/A			Account payable ¥24,557,555
Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	275,827,750 yen			Total operating revenues:	113,756,088 yen
	(Breakdown: JICA transactions,		221,500,991 yen	80.3%)	(Breakdown: JICA transactions,			94,021,727 yen	82.7%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		94,021,727 yen	100.0%)
	Planning competition and public selection (		157,128,279 yen	70.9%)	Planning competition and public selection	(		0 yen	0.0%)
	Noncompetitive negotiated contracts (		64,372,712 yen	29.1%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

(Note) The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	JABEE				Overseas Vocational Training Association
Outline of operations

(1)  Establishing accreditation criteria, implementing evaluation and accreditation and publicizing accredited professional education programs

(2)  Fostering expert on evaluation of the professional education programs

(3)  Organizing and coordinating professional fields

(4)  Conducting researches and surveys and making proposals

(5)  Promoting cooperation with academic societies and industry

(6)  Dissemination and enlightenment

(7)  Promoting international mutual recognition and international cooperation

(8)  Improvement of and support to professional education

(9)  Any other related activities

(1)  Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)  Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)  Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)  Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)  Assisting the training for foreign trainees in Japan

(6)  Promotion of exchange between foreign trainees and Japanese local communities and families

(7)  Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 28 President: Mutsuhiro Arinobu				Number of officers: 8 President: Isao Aoki

Association chart on transactions between relevant public interest corporations and JICA
		JABEE					Overseas Vocational Training Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		182,588,749 yen					346,499,222 yen

Liabilities		31,019,521 yen					62,086,949 yen
Balance of net assets at the beginning of the business year		122,388,980 yen					254,224,714 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		245,809,081 yen		- Other revenues			221,102,343 yen
¡ Expenses	¡ Expenses		216,628,833 yen		¡ Expenses			190,914,784 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		151,569,228 yen					284,412,273 yen

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Amount of difference between revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥96,352,220				Accounts payable: ¥9,252,199

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	99,236,880 yen			Total operating revenues:		119,315,836 yen
	(Breakdown: JICA transactions,		99,236,800 yen	100.0%)	(Breakdown: JICA transactions,			90,884,426 yen	76.2%)
	Competitive contract		(0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection		(0 yen	0.0%)	Planning competition and public selection	(		90,884,426 yen	100.0%)
	Noncompetitive negotiated contracts		(99,236,800 yen	100.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

(Note)    The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Foundation for Advanced Studies on International Development				The Overseas Coastal Area Development Institute of Japan
Outline of operations

(1)  Cultivation of human resources for international development

(2)  Research and surveys for international development and assistance policy

(3)  Cooperation for advanced studies regarding international development

(4)  Technical cooperation projects overseas

(5)  Cooperation for private-sector business activities contributing to international development

(6)  Dissemination of information, edification, and publicity regarding international development

(7)  Activities in Japan drawing on insights from aforementioned activities

(8)  Other activities necessary to fulfill the aims of this foundation

(1)  Research and studies for projects

1.    Research and studies on global coastal development and international logistics

2.    Undertaking cooperative projects related to coastal development and logistics overseas

(2)  International cooperation support activities

1.    Transfer of Japanese technology concerning coastal development and logistics

2.    Gathering and analyzing information on global coastal development and international logistics

(3)  International exchange and publicity

1.    Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.    Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.    Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)  Other activities necessary for fulfilling the aims of this institution

Name of officers	Number of officers: 6 President: Tsuneo Sugishita				Number of officers: 9 Chairman: Shoji Muneoka

Association chart on transactions between relevant public interest corporations and JICA
		Foundation for Advanced Studies on International Development					The Overseas Coastal Area Development Institute of Japan
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		820,124,687 yen					1,430,870,716 yen

Liabilities		102,237,188 yen					104,241,197 yen
Balance of net assets at the beginning of the business year		744,853,414 yen					1,302,468,935 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		1,000,000 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		223,987,532 yen		- Other revenues			694,426,108 yen
¡ Expenses	¡ Expenses		251,953,447 yen		¡ Expenses			670,265,524 yen

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		717,887,499 yen					1,326,629,519 yen

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Amount of difference between revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		Accounts payable: ¥53,300,512				Accounts payable: ¥136,593,739

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	209,176,744 yen			Total operating revenues:		673,303,520 yen
	(Breakdown: JICA transactions,		158,223,861 yen	75.6%)	(Breakdown: JICA transactions,			523,671,604 yen	77.8%)
	Competitive contract (		28,073,635 yen	17.7%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		125,428,557 yen	79.3%)	Planning competition and public selection	(		523,671,604 yen	100.0%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016				(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

(Note 2)  The entity is not legally required to create a statement of revenues and expenses pursuant to the “Accounting Standards for Public-interest Corporations”; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Kyoto Comparative Law Center				SEEDS Asia
Outline of operations

(1)    Interdisciplinary research among different fields of law, information science, and natural sciences

(2)    Collection and analysis of materials on both domestic and foreign law, systemization and provision of research outcomes

(3)    Studies of legal cultures and legal policies and policy recommendations based on research outcomes

(4)    Establishment of human network regarding (1)~(3)

(5)    Training for the promotion of national and economic development for developing countries

(6)    Publication, research promotion, conducting conference and seminar regarding (1)~(5)

(7)    Other activities needed to achieve the purpose of the organization according to (1)~(6)

(1)    Dispatch of the experts

(2)    Human resource development

(3)    Networking of the experts

(4)    Survey research

(5)    Collection of information and dissemination of knowledge regarding disaster management and environmental conservation

(6)    Other activities associated with the above activities

Name of officers	Number of officers: 6 Director :Shinzaburo Nagata				Number of officers: 7 Board Chairman: Rajib Shaw

Association chart on transactions between relevant public interest corporations and JICA
		Kyoto Comparative Law Center					SEEDS Asia
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		44,683,386 yen					41,686,278 yen

Liabilities		9,751,344 yen					40,896,328 yen
Balance of net assets at the beginning of the business year		56,530,732 yen					2,226,212 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-
- Other revenues	- Other revenues		35,523,972 yen		- Other revenues			-
¡ Expenses	¡ Expenses		57,122,662 yen		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			-
- Other revenues	- Other revenues		0 yen		- Other revenues			-
¡ Expenses	¡ Expenses		0 yen		¡ Expenses			-

Balance of net assets at the end of the business year		34,932,042 yen					789,950 yen

Total revenues for the current period		35,523,972 yen					106,513,890 yen

Total expenditures for the current period		57,122,662 yen					107,950,152 yen

Amount of difference between revenues and expenditures for the current period		(21,598,690 yen)					(1,436,262 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A					N/A

Details of receivables and payables to relevant public interest corporations		N/A					N/A

Details of debt guarantee		N/A					N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	33,458,685 yen			Total operating revenues:		39,179,513 yen
	(Breakdown: JICA transactions,		20,442,087 yen	61.1%)	(Breakdown: JICA transactions,			36,373,825 yen	92.8%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		20,442,087 yen	100.0%)	Planning competition and public selection	(		36,373,825 yen	100.0%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  Pursuant to the amendment Act to Promote Specified Nonprofit Activities (established as Act No. 70 of 2011), (“Act to Promote Specified Nonprofit Activities” hereinafter), the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)
Items	Okinawa Environment Club			Positive Planet Japan
Outline of operations

(1)  Conservation of regional nature and environment

(2)  Promotion of environmental education

(3)  Community development making use of natural and environmental features

(4)  Necessary research and studies; gathering and providing of information

(5)  Publication of newsletters, etc.

(1)  Raising awareness about microfinance in Japan

1.   Operation of website

2.   Publication of newsletters

3.   Conferences, Seminar, and Lecture on microfinance

4.   Activities for Public Relations

(2)  Research and planning activities for microfinance promotion projects

1.   Fields survey on the demand of microfinance

2.   Project planning and development

3.   Research on microfinance institutions and microfinance investment fund

(3)  Supporting, monitoring and reporting activities for microfinance promotion projects

1.   Technical, financial, and material support for projects

2.   Project management

3.   Project monitoring

4.   Project reporting

(4)  Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 7 President: Kuniki Shimoji			Number of officers: 12 President: Robert Verdier Jean Henri

Association chart on transactions between relevant public interest corporations and JICA
		Okinawa Environment Club				Positive Planet Japan
	JICA			JICA

	(Operation Consignment)				(Operation Consignment)

Assets		31,327,161 yen				98,107,925 yen

Liabilities		5,106,300 yen				61,461,386 yen
Balance of net assets at the beginning of the business year		33,340,451 yen				22,463,729 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			0 yen
- Other revenues	- Other revenues	-		- Other revenues			134,106,297 yen
¡ Expenses	¡ Expenses	-		¡ Expenses			119,923,487 yen

Changes in specified net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			-
- Other revenues	- Other revenues	-		- Other revenues			-
¡ Expenses	¡ Expenses	-		¡ Expenses			-

Balance of net assets at the end of the business year		26,220,861 yen				36,646,539 yen

Total revenues for the current period		24,974,473 yen				134,106,297 yen

Total expenditures for the current period		32,094,063 yen				119,923,487 yen

Amount of difference between revenues and expenditures for the current period		(7,119,590 yen)				14,182,810 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A				N/A

Details of receivables and payables to relevant public interest corporations		N/A				N/A

Details of debt guarantee		Accounts receivable ¥196,498				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	23,750,145 yen		Total operating revenues:		105,857,704 yen
	(Breakdown: JICA transactions,	21,810,111 yen	91.8%)	(Breakdown: JICA transactions,			99,378,633 yen	93.9%)
	Competitive contract (	0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (	21,810,111 yen	100.0%)	Planning competition and public selection	(		99,378,633 yen	100.0%)
	Noncompetitive negotiated contracts (	0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2015, through March 31, 2016			(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016
(Note 2) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)
Items	Mura no Mirai			Lequio Wings
Outline of operations

(1)  Activities regarding community development and support for community sustainability

(2)  Activities related to capacity building and receiving trainees

(3)  Activities related to research and studies

(4)  Activities related to promotion of international understanding and edification

(5)  Activities related to support of community promotion

(6)  Other activities necessary for fulfilling the aims of this organization

(1)  International cooperation activities

(2)  International exchange activities

(3)  Activities regarding to capacity building

(4)  Activities regarding culture, sports, education, and academic exchange

(5)  Activities regarding promotion of communities in Okinawa

(6)  Support for the socially vulnerable and activities to promote peace

(7)  Other activities necessary for fulfilling the aims of this organization

Name of officers	Number of officers: 11 Representative director: Toyokazu Nakata			Number of officers: 7 Exective director: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
		Mura no Mirai				Lequio Wings
	JICA			JICA

	(Operation Consignment)				(Operation Consignment)

Assets		16,096,997 yen				15,509,871 yen

Liabilities		14,134,899 yen				1,535,651 yen
Balance of net assets at the beginning of the business year		1,506,300 yen				11,761,471 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			-
- Other revenues	- Other revenues	-		- Other revenues			-
¡ Expenses	¡ Expenses	-		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues			¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.	-		- Subsidy received, etc.			-
- Other revenues	- Other revenues	-		- Other revenues			-
¡ Expenses	¡ Expenses	-		¡ Expenses			-

Balance of net assets at the end of the business year		1,962,098 yen				13,974,220 yen

Total revenues for the current period		89,286,642 yen				33,942,129 yen

Total expenditures for the current period		88,830,844 yen				31,729,380 yen

Amount of difference between revenues and expenditures for the current period		455,798 yen				2,212,749 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

		N/A				N/A

Details of receivables and payables to relevant public interest corporations		Accounts receivable: ¥9,400				N/A

Details of debt guarantee		N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)

	Total operating revenues:	61,968,557 yen		Total operating revenues:		32,943,166 yen
	(Breakdown: JICA transactions,	38,830,829 yen	62.7%)	(Breakdown: JICA transactions,			29,489,637 yen	89.5%)
	Competitive contract (	0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (	38,830,829 yen	100.0%)	Planning competition and public selection	(		29,489,637 yen	100.0%)
	Noncompetitive negotiated contracts (	0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)

(Note 1)  The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	International Farmers Participation Technical Net-work				Non-profit Organization Kyushu International Cooperative Association, Japan
Outline of operations

(1)   Activities regarding international cooperation

1.    As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.    Gathering and providing information on agricultural technology for small-scale farmers

3.    Survey of situations of local agriculture, and research and development for appropriate technologies

4.    Capacity building of local residents and technological support

5.    Training in Japan as well as at operation site

6.    Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.    Cooperation for participatory rural development through appropriate agricultural technology

2.    Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.    Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.    Development, research, and study of appropriate technology for local small-scale farmers

2.    Exchange with Japanese farmers, students and experts engaging in international cooperation

3.    Support and cooperation to universities and research institutions

(1)   Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)   Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)   Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)   Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)   Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(6)   Activities for sales and providing information regarding goods and publications for promotion of the activities

Name of officers

Number of officers: 7

President: Nobutaka Ito

Director: Kazuo Nagai

  (Former Director General of the Tsukuba International Center of JICA)

Director: Yoshiaki Kano

  (Former Director General of the Tokyo International Center of JICA)

Director: Yoshihiko Nishimura

  (Former Deputy Director of the Tsukuba International Center of JICA)

Number of officers: 16

President: Akinobu Yumiba

Board member: Teiji Takeshita

  (Former Director General for the Secretariat of Japan Overseas Cooperation Volunteers)

Board member: Masato Hanada

  (Former Director General of the Nihon-matsu Training Center of JICA)

Association chart on transactions between relevant public interest corporations and JICA
		International Farmers Participation Technical Net-work					Kyushu International Cooperative Association, Japan
	JICA				JICA

	(Operation Consignment)				(Operation Consignment)

Assets		48,094,218 yen					26,343,928 yen

Liabilities		28,757,186 yen					3,385,436 yen
Balance of net assets at the beginning of the business year		15,342,754 yen					27,740,075 yen

Changes in net assets for the current period
Changes in general net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets
¡ Revenues	¡ Revenues				¡ Revenues
- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-
- Other revenues	- Other revenues		-		- Other revenues			-
¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		19,337,032 yen					22,958,492 yen

Total revenues for the current period		125,304,827 yen					44,892,190 yen

Total expenditures for the current period		121,310,551 yen					49,673,773 yen

Amount of difference between revenues and expenditures for the current period		3,994,276 yen					(4,781,583 yen)

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: ¥9,404,640, Accounts receivable: ¥392,809				Accounts payable: ¥4,527,630

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and noncompetitive negotiated contracts)	Total operating revenues:	124,979,673 yen			Total operating revenues:		44,135,465 yen
	(Breakdown: JICA transactions,		121,725,879 yen	97.4%)	(Breakdown: JICA transactions,			34,041,656 yen	77.1%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		26,317,000 yen	77.3%)
	Planning competition and public selection (		121,725,879 yen	100.0%)	Planning competition and public selection	(		7,436,806 yen	21.8%)
	Noncompetitive negotiated contracts (		0 yen	0.0%)	Noncompetitive negotiated contracts	(		0 yen	0.0%)
(Note) Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2015, through March 31, 2016

(Note 2)  Pursuant to the Act to Promote Specified Nonprofit Activities, the entity is not legally required to create a statement of changes in net assets; hence, such a statement is not prepared.

INDEPENDENT AUDITOR’S REPORT

To Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

We have audited the accompanying financial statements related to the finance and investment account of Japan International Cooperation Agency, which comprise the balance sheet as of March 31, 2017, and the statement of income, statement of cash flows and statement of administrative service operation cost for the year then ended, and a summary of significant accounting policies and other explanatory information, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated companies; the same shall apply hereinafter).

President’s Responsibility for the Financial Statements

The president is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, and for such internal control as the president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. The audit was planned with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the president, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Japan International Cooperation Agency’s finance and investment account as of March 31, 2017, and the results of its operations, cash flows and administrative service operation cost for the year then ended in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan.

/s/ DELOITTE TOUCHE TOHMATSU LLC

June 2, 2017

Balance Sheet

(as of March 31, 2017)

Finance and Investment Account				(Unit: Yen)
Assets
I Current assets
Cash and deposits		208,992,616,064
Securities		2,000,000,000
Loans	11,661,979,711,338
Allowance for loan losses	(165,531,067,974)	11,496,448,643,364

Advance payments		19,942,883,275
Prepaid expenses		118,182,761
Accrued income
Accrued interest on loans	31,939,716,128
Accrued commitment charges	705,371,585
Accrued interest	179,892	32,645,267,605

Accounts receivable		908,050,122
Suspense payments		4,657,033
Advances paid		848,152
Short-term guarantee deposits		17,706,000,000

Total current assets			11,778,767,148,376

II Non-current assets
1 Tangible assets
Buildings	3,266,812,548
Accumulated depreciation	(985,260,874)
Accumulated impairment loss	(680,161,972)	1,601,389,702

Structures	50,286,752
Accumulated depreciation	(22,192,322)
Accumulated impairment loss	(11,670,468)	16,423,962

Machinery and equipment	194,594,251
Accumulated depreciation	(65,221,187)
Accumulated impairment loss	(102,287,680)	27,085,384

Vehicles	408,074,789
Accumulated depreciation	(205,851,045)	202,223,744

Tools, furniture, and fixtures	370,686,607
Accumulated depreciation	(245,034,615)	125,651,992

Land	12,703,270,000
Accumulated impairment loss	(6,091,196,973)	6,612,073,027

Construction in progress		22,521,084

Total tangible assets		8,607,368,895
2 Intangible assets
Trademark right		452,906
Software		115,519,055
Software in progress		531,519,518

Total intangible assets		647,491,479
3 Investments and other assets
Investment securities		2,645,877,928
Shares of affiliated companies		43,634,338,940
Money held in trust		15,511,130,579
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(73,483,682,562)	13,579,201,677

Long-term prepaid expenses		53,955,665
Long-term guarantee deposits		700,941,263

Total investments and other assets		76,125,446,052

Total non-current assets			85,380,306,426

Total assets				11,864,147,454,802

Balance Sheet (Continued)

(as of March 31, 2017)

				(Unit: Yen)
Liabilities
I Current liabilities
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		188,059,967,000
Accounts payable		5,762,648,946
Accrued expenses		6,127,855,016
Derivatives		17,597,957,963
Lease obligations		25,768,610
Deposits received		1,161,305,036
Unearned revenue		5,299,704
Provision
Provision for bonuses	284,404,876
Provision for contingent losses	13,148,734,498	13,433,139,374

Suspense receipt		252,219,442

Total current liabilities			232,426,161,091

II Non-current liabilities
Bonds		590,595,600,000
Discounts on bonds payable		(334,612,737)
Borrowings from government fund for Fiscal Investment and Loan Program		1,552,258,964,000
Long-term lease obligations		7,339,303
Long-term deposits received		2,484,168,000
Provision for retirement benefits		4,292,719,026
Asset retirement obligations		70,374,150

Total non-current liabilities			2,149,374,551,742

Total liabilities				2,381,800,712,833

Net assets
I Capital
Government investment		7,992,227,840,510

Total capital			7,992,227,840,510

II Retained earnings
Reserve fund		1,472,558,065,095
Unappropriated income for the current business year		74,363,358,892

[Total income for the current business year]		[74,363,358,892]
Total retained earnings			1,546,921,423,987

III Valuation and translation adjustments
Valuation difference on available-for-sale securities		(40,138,542)
Deferred gains or losses on hedges		(56,762,383,986)

Total valuation and translation adjustments			(56,802,522,528)

Total net assets				9,482,346,741,969

Total liabilities and net assets				11,864,147,454,802

Statement of Income

(April 1, 2016–March 31, 2017)

Finance and Investment Account			(Unit: Yen)

Ordinary expenses
Expenses related to operations of cooperation through finance and investment
Interest on bonds and notes	6,116,009,487
Interest on borrowings	18,632,507,425
Interest on interest rate swaps	8,270,000,628
Other Interest expenses	417,817
Operations consignment expenses	24,432,167,675
Bond issuance cost	591,326,417
Personnel expenses	3,812,418,036
Provision for bonuses	284,404,876
Retirement benefit expenses	514,441,745
Operating and administrative expenses	12,605,057,490
Depreciation	186,574,310
Taxes	80,633,707
Loss on valuation of investment securities	548,496,821
Loss on valuation of shares of affiliated companies	126,468,265
Loss on investment in money held in trust	837,524,554
Provision for allowance for loan losses	21,961,138,899
Other operating expenses	104,866,631
Other ordinary expenses	352,574	99,104,807,357

Total ordinary expenses			99,104,807,357

Ordinary revenues
Revenues from operations of cooperation through finance and investment
Interest on loans	152,760,592,741
Interest on bonds	4,053
Dividends on investments	13,645,224,178
Commissions	2,920,154,750
Foreign exchange gains	750,242,268
Reversal of provision for allowance for contingent losses	2,600,035,337	172,676,253,327

Financial revenues
Interest income	18,147,240	18,147,240

Miscellaneous income		768,768,354
Recoveries of written-off claims		19,932,577

Total ordinary revenues			173,483,101,498

Ordinary income			74,378,294,141

Extraordinary losses
Loss on disposal of non-current assets		5,497,831
Loss on sales of non-current assets		518,192
Impairment loss		15,311,316	21,327,339

Extraordinary income
Gain on sales of non-current assets		6,392,090	6,392,090

Net income			74,363,358,892

Total income for the current business year			74,363,358,892

Statement of Cash Flows

(April 1, 2016–March 31, 2017)

Finance and Investment Account

(Unit: Yen)
I Cash flows from operating activities
Payments for loans	(878,083,539,065)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(219,211,646,000)
Interest expenses paid	(48,600,561,680)
Payments for personnel expenses	(4,356,193,739)
Payments for other operations	(85,256,752,991)
Proceeds from collection of loans	700,862,732,004
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	203,000,000,000
Proceeds from issuance of bonds	110,388,853,743
Proceeds from interest on loans	149,643,395,588
Proceeds from commissions	3,520,151,151
Proceeds from other operations	66,346,728,588

Subtotal	(1,746,832,401)
Interest and dividend income received	13,663,283,655

Net cash provided by operating activities	11,916,451,254

II Cash flows from investing activities
Payments for purchase of non-current assets	(651,311,361)
Proceeds from sales of non-current assets	23,354,663
Payments for purchase of investment securities	(2,328,255,822)
Proceeds from sales and collection of investment securities	9,938,391
Payments for purchase of shares of affiliated companies	(2,061,950,000)
Payments for increase of money held in trust	(16,348,655,133)
Payments into time deposits	(14,770,878,000)
Proceeds from time deposit refund	16,550,862,000
Payments for purchase of negotiable deposits	(5,000,000,000)
Proceeds from refund of negotiable deposits	3,000,000,000

Net cash used in investing activities	(21,576,895,262)

III Cash flows from financing activities
Repayments of lease obligations	(32,333,135)
Receipt of government investment	130,070,000,000

Net cash provided by financing activities	130,037,666,865

IV Effect of exchange rate fluctuation on funds	1,084,168,241
V Net increase in funds (decrease)	121,461,391,098
VI Funds at the beginning of the business year	87,531,224,966

VII Funds at the end of the business year	208,992,616,064

Statement of Administrative Service Operation Cost

(April 1, 2016–March 31, 2017)

Finance and Investment Account

			(Unit: Yen)
I Operating expenses
(1) Expenses in the statement of income
Expenses related to operations of cooperation through finance and investment	99,104,807,357
Loss on disposal of non-current assets	5,497,831
Loss on sales of non-current assets	518,192
Impairment loss	15,311,316	99,126,134,696

(2) (Deduction) Self-revenues, etc.
Revenues from operations of cooperation through finance and investment	(172,676,253,327)
Financial revenues	(18,147,240)
Miscellaneous income	(768,768,354)
Recoveries of written-off claims	(19,932,577)
Gain on sales of non-current assets	(6,392,090)	(173,489,493,588)

Total operating expenses
			(74,363,358,892)

II Estimated increase in retirement benefits not included in provision			4,364,363

III Opportunity cost
Opportunity cost of government investment			5,152,675,346

IV Administrative service operation cost			(69,206,319,183)

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

1.	Depreciation method

(1)	Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2–50 years
Structures:	2–46 years
Machinery and equipment:	2–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	2–15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years), which has been determined by JICA.

(3)	Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2.	Standard for appropriation of provision and estimation for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3.	Standard for appropriation of provision and estimation for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2017. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs are presented as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

The estimated increase in retirement benefits not included in provision in the statement of administrative service operation cost is reported as the current-year increase of provision for retirement benefits, calculated according to the Accounting Standard for Incorporated Administrative Agency No. 38.

4.	Basis and standard for appropriation of allowance, etc.

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the business year 2016.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. Internal audit department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Held-to-maturity securities

Applied using the amortized cost method (straight-line method).

(2)	Shares of affiliated companies

Shares of affiliated companies are stated at cost, determined using the moving-average method.

However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding is used.

(3)	Other investment securities (whose fair value is extremely difficult to determine)

Other investment securities are stated at cost, determined using the moving-average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9.	Method for computing opportunity cost in the statement of administrative service operation cost

Interest rate used to compute opportunity cost concerning government investment:

0.065% with reference to the yield of 10-year fixed-rate Japanese government bonds at the end of March 2017.

10.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the accrual method. Currency swaps are accounted for by the assignment method. As for interest rate and currency swaps, the interest rate part is accounted for using the accrual method and the currency part is accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans, bonds and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency bonds

[3]	Hedging instruments...Interest rate and currency swaps

Hedged items...Foreign currency bonds

(3)	Hedging policy

JICA engages in interest rate swaps, currency swaps, or interest rate and currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

Hedges that offset market fluctuations of bonds are assessed by measuring and comparing the change in fair value of both hedging instruments and corresponding hedged items from the date of inception of the hedges to the assessment date. As for interest rate swaps that satisfy the requirements of the accrual method, currency swaps that satisfy the requirements of the assignment method, and interest rate and currency swaps that satisfy the requirements of the accrual method and the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

11.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	200,000,000,000	Yen

2. Impairment loss on non-current assets

Non-current assets for which impairment loss was recognized

(1)	Outline of the usage, type, location, book value, etc. of a non-current asset for which an impairment loss was recognized.

Impairment loss was recognized for the following asset:

(Unit: Yen)

Name of asset	Usage	Location	Type	Book value before impairment loss	Impairment loss during the period	Accumulated impairment loss at the end of the period
Chofu Jutaku	Employee housing	Chofu city, Tokyo	Building	15,311,316	15,311,316	15,311,316

(2)	Background relating to the recognition of impairment loss

The asset was considered impaired because there were no residents and no plans to utilize the asset in the future.

3. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2017 was ¥6,163,278,043,046.

(Statement of Income)

1. Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies

Gain (loss) on valuation of investment securities and gain (loss) on valuation of shares of affiliated companies include gain and loss resulting from valuations, sales and collections of these securities.

2. Recoveries of written-off claims

Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2017)

Cash and deposits	¥208,992,616,064

Ending balance of funds	¥208,992,616,064

2. Description of significant non-cash transactions

Assets granted under finance lease
Tools, furniture, and fixtures	¥362,767

(Statement of Administrative Service Operation Cost)

Number of public officers temporarily transferred to JICA and accounted for as opportunity cost

Of the estimated increase in retirement benefits not included in the provision, ¥4,364,363 was recognized as the current-business-year increase of provision for retirement benefits for 29 public officers temporarily transferred to JICA according to JICA’s internal rules.

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are conducted for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to developing regions, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, and shares of affiliated companies are held for policy-oriented purposes, and are exposed to credit risk of issuers, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount	Fair value	Difference
(1) Loans	11,661,979,711,338
Allowance for loan losses	(165,531,067,974)
	11,496,448,643,364	11,946,907,411,217	450,458,767,853
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(73,483,682,562)
	13,579,201,677	13,579,201,677	0
(3) Borrowings from government fund for FILP (including borrowings due within one year)	(1,740,318,931,000)	(1,828,055,191,697)	(87,736,260,697)
(4) Derivative transactions	(17,597,957,963)	(17,597,957,963)	0

* Liabilities are shown in parentheses (    ).

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

Fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk.

[2]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[3]	Borrowings from government fund for FILP (including borrowings due within one year)

Fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[4]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities*1	2,645,877,928
Shares of affiliated companies*1	43,634,338,940
Money held in trust*2	15,511,130,579
Undisbursed balance of loan commitments*3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in trust that are deemed to be extremely difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the developing countries where these loans are provided.

(Money held in trust)

1.	Money held in trust for the purpose of investment
Not	applicable.

2.	Money held in trust for the purpose of investment and held-to-maturity
Not	applicable.

3.	Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	15,511,130,579	16,348,655,133	837,524,554	0	837,524,554

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan

(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)
Retirement benefit obligation at the beginning of the business year	7,923,004,567

Current service cost	290,464,273
Interest cost	36,894,357
Actuarial differences	186,268,087
Retirement benefit paid	(236,565,466)
Past service cost	0
Contribution by the employee	16,996,495

Retirement benefit obligation at the end of the business year	8,217,062,313

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	3,859,591,768

Expected return on plan assets	0
Actuarial differences	11,996,826
Contribution by the company	114,151,748
Retirement benefit paid	(78,393,550)
Contribution by the employee	16,996,495

Plan assets at the end of the business year	3,924,343,287

(Note)	Plan assets include ¥1,655,241,000 paid in advance to the National Treasury in relation to the return of the substitutional portion of the Employees’ Pension Funds.

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	4,534,462,783
Plan assets	(3,924,343,287)

Unfunded benefit obligations of funded pension plan	610,119,496
Unfunded benefit obligations of unfunded pension plan	3,682,599,530

Subtotal	4,292,719,026
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	4,292,719,026

Provision for retirement benefits	4,292,719,026
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	4,292,719,026

(4)	Profit or loss regarding retirement benefits

(Unit: Yen)
Current service cost	290,464,273
Interest cost	36,894,357
Expected return on plans assets	0
Realized actuarial differences	174,271,261
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	501,629,891

(5)	Major components of plan assets

Percentages of components to the total (excluding plan assets paid in advance) are as follows:

Bonds	36%
Stocks	34%
General account of life insurance company	20%
Others	10%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		0.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,811,854.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥381,024

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥1,268,920

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥70,374,150.

(Profit and loss under the equity method)

JICA does not maintain any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit and loss under the equity method related to affiliated companies are as follows:

Investment amount in affiliated companies	¥43,634,338,940

Investment amount when applying the equity method	¥58,497,246,893

Capital gain amount from investments when applying the equity method	¥19,798,244,949

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next business year and thereafter are ¥16,722,117,576.

(Significant subsequent events)

Appropriation of profit was approved as follows on May 1, 2017:

			(Unit: Yen)
I.	Unappropriated income for the current business year		74,363,358,892
	Total income for the current business year	74,363,358,892

II.	Profit appropriation amount
	Reserve fund	74,363,358,892	74,363,358,892

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

												(Unit:Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss			Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period (recognized in the statement of income)	Impairment loss during the period (not recognized in the statement of income)

Tangible assets (Depreciation included in expenses)	Buildings	3,244,509,548	41,215,198	18,912,198	3,266,812,548	985,260,874	90,177,892	680,161,972	15,311,316	0	1,601,389,702
	Structures	50,459,764	0	173,012	50,286,752	22,192,322	1,426,944	11,670,468	0	0	16,423,962
	Machinery and equipment	193,923,940	1,406,230	735,919	194,594,251	65,221,187	3,538,323	102,287,680	0	0	27,085,384
	Vehicles	341,704,167	116,509,804	50,139,182	408,074,789	205,851,045	32,218,377	0	0	0	202,223,744
	Tools, furniture, and fixtures	352,585,435	28,240,558	10,139,386	370,686,607	245,034,615	45,882,182	0	0	0	125,651,992
	Total	4,183,182,854	187,371,790	80,099,697	4,290,454,947	1,523,560,043	173,243,718	794,120,120	15,311,316	0	1,972,774,784

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	13,031,172	22,629,113	13,139,201	22,521,084	0	0	0	0	0	22,521,084
	Total	12,716,301,172	22,629,113	13,139,201	12,725,791,084	0	0	6,091,196,973	0	0	6,634,594,111

Total tangible assets	Buildings	3,244,509,548	41,215,198	18,912,198	3,266,812,548	985,260,874	90,177,892	680,161,972	15,311,316	0	1,601,389,702
	Structures	50,459,764	0	173,012	50,286,752	22,192,322	1,426,944	11,670,468	0	0	16,423,962
	Machinery and equipment	193,923,940	1,406,230	735,919	194,594,251	65,221,187	3,538,323	102,287,680	0	0	27,085,384
	Vehicles	341,704,167	116,509,804	50,139,182	408,074,789	205,851,045	32,218,377	0	0	0	202,223,744
	Tools, furniture, and fixtures	352,585,435	28,240,558	10,139,386	370,686,607	245,034,615	45,882,182	0	0	0	125,651,992
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	13,031,172	22,629,113	13,139,201	22,521,084	0	0	0	0	0	22,521,084
	Total	16,899,484,026	210,000,903	93,238,898	17,016,246,031	1,523,560,043	173,243,718	6,885,317,093	15,311,316	0	8,607,368,895

Intangible assets (Depreciation included in expenses)	Trademark right	731,316	0	0	731,316	278,410	76,363	0	0	0	452,906
	Software	47,832,033	86,115,254	0	133,947,287	18,428,232	13,254,229	0	0	0	115,519,055
	Total	48,563,349	86,115,254	0	134,678,603	18,706,642	13,330,592	0	0	0	115,971,961

Intangible assets (Non-depreciable assets)	Software in progress	192,453,675	372,662,835	33,596,992	531,519,518	0	0	0	0	0	531,519,518
	Total	192,453,675	372,662,835	33,596,992	531,519,518	0	0	0	0	0	531,519,518

Total intangible assets	Trademark right	731,316	0	0	731,316	278,410	76,363	0	0	0	452,906
	Software	47,832,033	86,115,254	0	133,947,287	18,428,232	13,254,229	0	0	0	115,519,055
	Software in progress	192,453,675	372,662,835	33,596,992	531,519,518	0	0	0	0	0	531,519,518
	Total	241,017,024	458,778,089	33,596,992	666,198,121	18,706,642	13,330,592	0	0	0	647,491,479

Investments and other assets	Investment securities	923,593,356	2,287,584,373	565,299,801	2,645,877,928	0	0	0	0	0	2,645,877,928
	Shares of affiliated companies	41,753,390,955	2,007,416,250	126,468,265	43,634,338,940	0	0	0	0	0	43,634,338,940
	Money held in trust	0	16,348,655,133	837,524,554	15,511,130,579	0	0	0	0	0	15,511,130,579
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	63,845,414,239	23,225,436,000	7,966,000	87,062,884,239	0	0	0	0	0	87,062,884,239
	Allowance for loan losses (non- current)	(63,845,414,239)	(9,638,268,323)	0	(73,483,682,562)	0	0	0	0	0	(73,483,682,562)
	Long-term prepaid expenses	18,333,132	45,298,439	9,675,906	53,955,665	0	0	0	0	0	53,955,665
	Long-term guarantee deposits	726,528,994	44,466,550	70,054,281	700,941,263	0	0	0	0	0	700,941,263
	Total	43,421,846,437	34,320,588,422	1,616,988,807	76,125,446,052	0	0	0	0	0	76,125,446,052

(2) Details of securities

1 Securities recorded under current assets

						(Unit:Yen)
Held-to-maturity securities	Type and Name	Acquisition cost	Agreegate face amount	Balance sheet amount	Valuation difference included in current expense	Remarks
	Negotiable deposits	2,000,000,000	2,000,000,000	2,000,000,000	0

2 Securities recorded under investments and other assets

(Unit:Yen)
	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks
Shares of affiliated companies	Sumatra Pulp Corporation	1	1	1	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	5,506,493,158	5,506,493,158	2,070,685
	SPDC Ltd.	7,269,880,619	20,620,320,152	7,269,880,619	0
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,508,235,256	2,436,204,983	0
	Nippon Amazon Aluminum Co., Ltd	26,002,629,979	26,664,362,599	26,002,629,979	0
	Digital Grid Inc.	300,000,000	74,885,392	74,885,392	(225,114,608)
	The First MicroFinanceBank Ltd.	218,880,000	359,064,940	218,880,000	0
	Myanmar Japan Thilawa Development Ltd.	321,372,900	605,391,241	321,372,900	0
	JAPAN ASEAN Women Empowerment Fund	1,707,416,250	1,803,991,908	1,803,991,908	96,575,658
	Total	45,405,681,836	58,142,744,647	43,634,338,940	(126,468,265)
Other securities	Type and name	Acquisition cost	Fair Value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on available-for- sale securities	Remarks
	Prototype Carbon Fund	1	-	1	0	0
	MGM Sustainable Energy Fund L.P.	620,639,092	-	591,976,192	(24,933,232)	(3,729,668)
	Asia Climate Partners L.P.	1,923,522,553	-	1,464,293,440	(403,163,770)	(56,065,343)
	IFC Middle East and North Africa Fund,LP	690,351,645	-	589,608,295	(120,399,819)	19,656,469
	Total	3,234,513,291	-	2,645,877,928	(548,496,821)	(40,138,542)
Total balance sheet amount				46,280,216,868		(40,138,542)

*	Acuisition cost of other securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount by the previous term.

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	11,502,090,784,898	884,052,905,787	724,163,979,347	0	11,661,979,711,338
Claims probable in bankruptcy, claims probable in rehabilitation, and other	63,845,414,239	23,225,436,000	7,966,000	0	87,062,884,239
Total	11,565,936,199,137	907,278,341,787	724,171,945,347	0	11,749,042,595,577

*	Increase during the period and decrease during the period by collection in the current business year include reclassifications between “Loans” and “Claims probable in bankruptcy, claims probable in rehabilitation and other”.

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	1,756,530,577,000	203,000,000,000	219,211,646,000	1,740,318,931,000 (188,059,967,000)	1.010	June 2017- January 2042

*	Figures in parentheses indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Coupon (%)	Maturity date	Remarks
FILP Agency Bonds
FILP Agency Bonds (1st)	30,000,000,000	0	0	30,000,000,000	2.470	September 2028
				(0)
FILP Agency Bonds (2nd)	30,000,000,000	0	0	30,000,000,000	2.341	June 2029
				(0)
FILP Agency Bonds (3rd)	20,000,000,000	0	0	20,000,000,000	2.134	December 2029
				(0)
FILP Agency Bonds (4th)	20,000,000,000	0	0	20,000,000,000	2.079	June 2030
				(0)
FILP Agency Bonds (5th)	20,000,000,000	0	0	20,000,000,000	1.918	September 2030
				(0)
FILP Agency Bonds (6th)	20,000,000,000	0	0	20,000,000,000	2.098	December 2030
				(0)
FILP Agency Bonds (7th)	20,000,000,000	0	0	20,000,000,000	1.991	June 2031
				(0)
FILP Agency Bonds (8th)	15,000,000,000	0	0	15,000,000,000	1.554	September 2026
				(0)
FILP Agency Bonds (9th)	5,000,000,000	0	0	5,000,000,000	2.129	September 2041
				(0)
FILP Agency Bonds (11th)	10,000,000,000	0	0	10,000,000,000	1.140	December 2021
				(0)
FILP Agency Bonds (12th)	10,000,000,000	0	0	10,000,000,000	0.901	June 2022
				(0)
FILP Agency Bonds (13th)	10,000,000,000	0	0	10,000,000,000	1.752	June 2032
				(0)
FILP Agency Bonds (14th)	10,000,000,000	0	0	10,000,000,000	0.825	September 2022
				(0)
FILP Agency Bonds (15th)	10,000,000,000	0	0	10,000,000,000	1.724	September 2032
				(0)
FILP Agency Bonds (16th)	10,000,000,000	0	0	10,000,000,000	0.300	December 2018
				(0)
FILP Agency Bonds (17th)	10,000,000,000	0	0	10,000,000,000	0.720	December 2022
				(0)
FILP Agency Bonds (18th)	10,000,000,000	0	0	10,000,000,000	0.868	June 2023
				(0)
FILP Agency Bonds (19th)	10,000,000,000	0	0	10,000,000,000	1.725	June 2033
				(0)
FILP Agency Bonds (20th)	10,000,000,000	0	0	10,000,000,000	0.787	September 2023
				(0)
FILP Agency Bonds (21st)	10,000,000,000	0	0	10,000,000,000	1.734	September 2033
				(0)
FILP Agency Bonds (22nd)	10,000,000,000	0	0	10,000,000,000	0.260	December 2018
				(0)
FILP Agency Bonds (23rd)	10,000,000,000	0	0	10,000,000,000	0.684	February 2024
				(0)
FILP Agency Bonds (24th)	10,000,000,000	0	0	10,000,000,000	0.655	June 2024
				(0)
FILP Agency Bonds (25th)	10,000,000,000	0	0	10,000,000,000	1.520	June 2034
				(0)
FILP Agency Bonds (26th)	10,000,000,000	0	0	10,000,000,000	0.588	September 2024
				(0)
FILP Agency Bonds (27th)	10,000,000,000	0	0	10,000,000,000	1.451	September 2034
				(0)
FILP Agency Bonds (28th)	10,000,000,000	0	0	10,000,000,000	0.150	December 2019
				(0)
FILP Agency Bonds (29th)	10,000,000,000	0	0	10,000,000,000	0.583	June 2025
				(0)
FILP Agency Bonds (30th)	10,000,000,000	0	0	10,000,000,000	1.299	June 2035
				(0)
FILP Agency Bonds (31st)	10,000,000,000	0	0	10,000,000,000	0.530	September 2025
				(0)
FILP Agency Bonds (32nd)	10,000,000,000	0	0	10,000,000,000	1.212	September 2035
				(0)
FILP Agency Bonds (33rd)	10,000,000,000	0	0	10,000,000,000	1.130	December 2035
				(0)
FILP Agency Bonds (34th)	10,000,000,000	0	0	10,000,000,000	0.245	February 2026
				(0)
FILP Agency Bonds (35th)	0	10,000,000,000	0	10,000,000,000	0.080	June 2026
				(0)
FILP Agency Bonds (36th)	0	10,000,000,000	0	10,000,000,000	0.313	June 2036
				(0)
FILP Agency Bonds (37th)	0	20,000,000,000	0	20,000,000,000	0.100	September 2026
				(0)
FILP Agency Bonds (38th)	0	15,000,000,000	0	15,000,000,000	0.590	September 2046
				(0)
FILP Agency Bonds (39th)	0	5,000,000,000	0	5,000,000,000	0.744	February 2037
				(0)
Subtotal	420,000,000,000	60,000,000,000	0	480,000,000,000
				(0)
Government-guaranteed bonds
Japan International Cooperation Agency Government-guaranteed bonds (1st)	57,305,000,000 [$500,000,000]			57,305,000,000
		0	0	[$500,000,000 ]	1.875	November 2019
				(0)
Japan International Cooperation Agency Government-guaranteed bonds (2nd)	0	54,550,400,000 [$500,000,000]	1,259,800,000 [ $0]	53,290,600,000
				[$500,000,000 ]	2.125	October 2026
				(0)
Subtotal	57,305,000,000 [$500,000,000]	54,550,400,000 [$500,000,000]	1,259,800,000 [ $0]	110,595,600,000
				[$1,000,000,000 ]
				(0)
Total	477,305,000,000	114,550,400,000	1,259,800,000	590,595,600,000
				(0)

*	Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency.

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Use for purpose	Others

Provision for bonuses	259,858,791	284,404,876	259,858,791	0	284,404,876

Provision for contingent losses	15,766,237,754	13,073,236,068	17,467,919	15,673,271,405	13,148,734,498

Total	16,026,096,545	13,357,640,944	277,326,710	15,673,271,405	13,433,139,374

*	Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	11,502,090,784,898	159,888,926,440	11,661,979,711,338	153,208,197,398	12,322,870,576	165,531,067,974

Claims probable in bankruptcy, claims probable in rehabilitation, and other	63,845,414,239	23,217,470,000	87,062,884,239	63,845,414,239	9,638,268,323	73,483,682,562

Total	11,565,936,199,137	183,106,396,440	11,749,042,595,577	217,053,611,637	21,961,138,899	239,014,750,536

*	The standard for appropriation of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	7,923,004,567	530,623,212	236,565,466	8,217,062,313

Retirement benefits	3,526,718,710	314,052,736	158,171,916	3,682,599,530

Defined benefit corporate pension plan	4,396,285,857	216,570,476	78,393,550	4,534,462,783

Unrecognized past service cost and unrecognized actuarial differences	0	174,271,261	174,271,261	0

Plan assets	3,859,591,768	143,145,069	78,393,550	3,924,343,287

Provision for retirement benefits	4,063,412,799	213,206,882	(16,099,345)	4,292,719,026

*	“Defined benefit corporate pension plan” and “Plan assets” include the amount corresponding to the refund (minimum actuarial liability) of a substitutional portion of Employees’ Pension Fund.

(9) Details of asset retirement obligations

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	70,374,150	0	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: None

(10) Details of liabilities for guarantee

								(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	8	250,000,000,000	0	0	1	50,000,000,000	7	200,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of capital and capital surplus

						(Unit: Yen)
Classification		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Capital	Government investment	7,862,157,840,510	130,070,000,000	0	7,992,227,840,510	Increase in capital resulting from the receipt of government investment

(12) Details of reserves

					(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Reserve fund stipulated in Paragraph 4 of Article 31 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency	1,369,795,600,709	102,762,464,386	0	1,472,558,065,095	Increase resulting from the appropriation of profits for business year 2015

(13) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)
Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people
Officers	46,106	12	5,148	5
Employees	4,140,645	1,908	165,514	80
Total	4,186,751	1,920	170,661	85

(Notes)	1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people

As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others

There are no part-time officers or employees classified as external members.

(14) Details of main assets, liabilities, and expenses, except those mentioned above

Operating and administrative expenses	(Unit: Yen)
Classification	Amount
Operating expenses	5,201,637,329

Information system-related expenses	1,667,715,287

Rent expenses on real estate	827,983,002

Travelling and transportation expenses	1,354,651,278

Other expenses	3,553,070,594
Total	12,605,057,490

(15) Details of affiliated companies

Corporation type and name	(Affiliated company)		(Affiliated company)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh		Production of urea and ammonia in Chittagong, Bangladesh
Name of officers	Number of officers: 9 President and CEO: Tomomi Kawai Executive Vice President: Kazuhide Usui (former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation) Auditor: Toru Nomura (former General Manager of the Environmental Surveillance Department, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥6,106,902,404		-
Liabilities	¥46,284,308		-
Capital	¥5,023,900,000		-
Retained earnings	¥1,036,718,096		-
Operating revenues	¥869,832,730		-
Ordinary (loss) income	¥751,080,268		-
Net (loss) income	¥662,886,995		-
Unappropriated (loss) income for the current business year	¥760,403,596		-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•    Number of company shares owned by JICA: 46,606 shares

•    Acquisition cost: ¥2,436,204,983

•    Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•    Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•    Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•    Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•     Date of the initial investment: July 27, 1990

•    Number of company shares owned by JICA -

•    Acquisition cost: -

•    Balance sheet amount: -

•    Legal basis: -

•    Applicable provision of the act: -

•    Purpose of investment: -

•    Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2015, through August 31, 2016.

Corporation type and name	(Affiliated company)	(Affiliated company)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the Amazon region	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area
Name of officers	Number of officers: 14 President and CEO: Michitaka Nakatomi Auditor: Masatomo Ogane (former Expert for Vietnam, JICA)	Number of officers: 17 President and CEO: Shinichi Nakayama Managing Director: Tsutomu Uchida (former Director General of the Treasury Department, JICA)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥59,641,366,455	¥108,129,773,633
Liabilities	¥277,966,025	¥26,995,197,848
Capital	¥57,350,000,000	¥14,200,000,000
Retained earnings	¥2,013,400,430	¥66,934,575,785
Operating revenues	¥1,172,199,032	¥95,180,754,735
Ordinary (loss) income	¥412,558,486	¥44,908,906,246
Net (loss) income	¥433,639,488	¥41,742,567,456
Unappropriated (loss) income for the current business year	¥589,973,430	¥45,384,575,785
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•    Number of company shares owned by JICA: 51,520,000 shares

•    Acquisition cost: ¥26,002,629,979

•    Balance sheet amount: ¥26,002,629,979 (No changes from the end of the previous business year)

•    Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•    Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•    Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•    Date of the initial investment: August 29, 1978

•    Number of company shares owned by JICA: 2,107,500 shares

•    Acquisition cost: ¥7,269,880,619

•    Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•    Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•    Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•    Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•    Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A

(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016.	(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra
Name of officers	-

Number of officers: 7

President and CEO: Kazuo Hidaka

Executive Vice President: Atsushi Sasaki (former Chief Representative of JICA Indonesia Office)

Auditor: Rentaro Tamaishi (former Senior Advisor of the Development Assistance Department I, former Japan Bank for International Cooperation)

Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥288,770,355
Liabilities	-		¥649,989,765
Capital	-		¥13,350,850,000
Retained earnings	-		(¥13,712,069,410)
Operating revenues	-		¥35,270,475
Ordinary (loss) income	-		(¥73,955,851)
Net (loss) income	-		(¥2,179,424,589)
Unappropriated (loss) income for the current business year	-		(¥13,712,069,410)
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•   Number of company shares owned by JICA –

•   Acquisition cost: -

•   Balance sheet amount: -

•   Legal basis: -

•   Applicable provision of the act: -

•   Purpose of investment: -

•   Date of the initial investment: -

•    Number of company shares owned by JICA: 114,032 shares

•    Acquisition cost: ¥1

•    Balance sheet amount: ¥1 (No changes from the end of the previous business year)

•    Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•    Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•    Purpose of investment: Capital contribution to the pulp manufacturing business

•    Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2015, through March 31, 2016.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area		Transportation of methanol business
Name of officers	Number of officers: 12 Chairman: Akira Ishiwada Managing Director and General Manager of the General Affairs Department: Susumu Iwamoto (former General Manager of office of Information System, JICA) Auditor: Yutaka Ohashi (former General Manager of the Office for Development Assistance Department IV, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥30,056,002,087		-
Liabilities	¥5,983,774,891		-
Capital	¥2,310,000,000		-
Retained earnings	¥22,043,816,196		-
Operating revenues	¥35,275,288,843		-
Ordinary (loss) income	¥12,270,275,619		-
Net (loss) income	¥11,441,402,284		-
Unappropriated (loss) income for the current business year	¥5,893,216,196		-
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•      Number of company shares owned by JICA: 1,386,000 shares

•      Acquisition cost: ¥7,149,297,104

•      Balance sheet amount: ¥5,506,493,158 (An increase of ¥2,070,685 from the end of the previous business year)

•      Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•      Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•      Purpose of investment: Capital contribution to the methanol manufacturing business

•      Date of the initial investment: December 17, 1979

•    Number of company shares owned by JICA –

•    Acquisition cost: -

•    Balance sheet amount: -

•    Legal basis: -

•    Applicable provision of the act: -

•    Purpose of investment: -

•    Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Digital Grid Inc.		JAPAN ASEAN Women Empowerment Fund

Outline of operations	LED lamp rental and charging services in the area without electricity in Sub-Saharan Africa		Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries
Name of officers	Number of officers: 7 Representative CEO: Satoshi Akita Outside Director: Kensuke Fukawa(Senior Director, Private Sector Partnership and Finance Department, JICA)		Number of officers: 4 Director Christophe Grünig Director Hoa Le Director Peter Fanconi Director Ted Uemae
Association chart on transactions between affiliated companies and JICA
	JICA	Digital Grid Inc.	JICA	JAPAN ASEAN Women Empowerment Fund
	(Equity Investment)		(Equity Investment)

Assets	¥463,998,090		¥4,474,334,707
Liabilities	¥4,701,016		¥17,020,582
Capital	¥223,500,000		¥4,461,759,778
Retained earnings	(¥386,702,926)		(¥4,445,764)
Operating revenues	¥99,411,818		¥6,134,337
Ordinary (loss) income	(¥193,688,968)		(¥4,445,764)
Net (loss) income	(¥382,490,089)		(¥4,445,764)
Unappropriated (loss) income for the current business year	(¥386,702,926)		(¥4,445,764)
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•      Number of company shares owned by JICA: 300 shares

•      Acquisition cost: ¥300,000,000

•      Balance sheet amount: ¥74,885,392 (An increase of ¥74,885,392 from the end of the previous business year)

•      Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•      Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•      Purpose of investment: Capital contribution to the LED lamp rental and charging services

•      Date of the initial investment: October 28, 2016

•      Number of company shares owned by JICA: 1,625 shares

•      Acquisition cost: ¥1,707,416,250

•      Balance sheet amount: ¥1,803,991,908 (An increase of ¥1,803,991,908 from the end of the previous business year)

•      Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•      Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Development Areas, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•      Purpose of investment: Capital contribution to the fund

•      Date of the initial investment: October 21, 2016

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016.		(Note) The above amount pertains to the period from January 1, 2016, through December 31, 2016.